                             AMENDED AND RESTATED
                               RIGHTS AGREEMENT

                          dated as of ________, 1995

                               by and between

                               U S WEST, Inc.

                                    and

                     STATE STREET BANK AND TRUST COMPANY

                               as Rights Agent

                      TABLE OF CONTENTS
                      -----------------
Section                                                 Page
- -------                                                 ----
1.   Certain Definitions. . . . . . . . . . . . . . . . .  2

2.   Appointment of Rights Agent. . . . . . . . . . . . . 10

3.   Issuance of Right Certificates . . . . . . . . . . . 10

4.   Form of Right Certificates . . . . . . . . . . . . . 13

5.   Countersignature and Registration. . . . . . . . . . 13

6.   Transfer Split Up Combination and Exchange of
     Right Certificates; Mutilated Destroyed, Lost or
     Stolen Right Certificates. . . . . . . . . . . . . . 14

7.   Exercise of Rights . . . . . . . . . . . . . . . . . 15

8.   Cancellation and Destruction of Right
     Certificates . . . . . . . . . . . . . . . . . . . . 17

9.   Reservation and Availability of Capital Stock. . . . 18

10.  Securities Record Date . . . . . . . . . . . . . . . 19

11.  Adjustment of Exercise Price, Number of Shares
     Issuable upon Exercise of Rights or Number of
     Rights . . . . . . . . . . . . . . . . . . . . . . . 19

12.  Certificate of Adjusted Exercise Price or Number
     of Shares Issuable upon Exercise of Rights . . . . . 27

13.  Consolidation, Merger, or Sale or Transfer of
     Assets or Earning Power. . . . . . . . . . . . . . . 27

14.  Fractional Rights and Fractional Shares. . . . . . . 31

15.  Rights of Action . . . . . . . . . . . . . . . . . . 32

16.  Agreement of Right Holders . . . . . . . . . . . . . 33

17.  Right Holder and Right Certificate Holder Not
     Deemed a Stockholder . . . . . . . . . . . . . . . . 33

18.  Concerning the Rights Agent. . . . . . . . . . . . . 34

                                      (i)

                      TABLE OF CONTENTS
                      -----------------
                         (continued)
Section                                                 Page
- -------                                                 ----

19.  Merger or Consolidation or Change of Name of
     Rights Agent . . . . . . . . . . . . . . . . . . . . 34

20.  Duties of Rights Agent . . . . . . . . . . . . . . . 35

21.  Change of Rights Agent . . . . . . . . . . . . . . . 37

22.  Issuance of New Right Certificates . . . . . . . . . 39

23.  Redemption of Rights . . . . . . . . . . . . . . . . 39

24.  Certain Cash Tender Offers . . . . . . . . . . . . . 40

25.  Notice of Certain Events . . . . . . . . . . . . . . 43

26.  Notices. . . . . . . . . . . . . . . . . . . . . . . 44

27.  Supplements and Amendments . . . . . . . . . . . . . 44

28.  Certain Covenants. . . . . . . . . . . . . . . . . . 45

29.  Determinations and Actions by the Board of
     Directors, etc.. . . . . . . . . . . . . . . . . . . 46

30.  Successors . . . . . . . . . . . . . . . . . . . . . 46

31.  Benefits of This Agreement . . . . . . . . . . . . . 46

32.  Severability . . . . . . . . . . . . . . . . . . . . 47

33.  Governing Law. . . . . . . . . . . . . . . . . . . . 47

34.  Counterparts . . . . . . . . . . . . . . . . . . . . 47

35.  Descriptive Headings . . . . . . . . . . . . . . . . 47

36.  Effectiveness. . . . . . . . . . . . . . . . . . . . 47

                                     (ii)

                  TABLE OF EXHIBITS
                  -----------------

Exhibit A-1 -- Terms of Series A Preferred Shares

Exhibit A-2 -- Terms of Series B Preferred Shares

Exhibit B-1 -- Form of Communications Right Certificate

Exhibit B-2 -- Form of Media Right Certificate

                                     (iii)

                      TABLE OF DEFINED TERMS
                      ----------------------

Term Defined                              Page       Section
- ------------                              ----       -------
20% Ownership Date                          8        1.(al)

20% Stockholder                             9        1.(am)

30% Stockholder                             9        1.(an)

Affiliate                                   2        1.(a)

Agreement                                   1        Introduction

Associate                                   2        1.(a)

Beneficial Owner                            2        1.(b)

Beneficially Own                            2        1.(b)

Business Day                                3        1.(c)

Cash Tender Offer Proposal                  3        1.(d)

Close of Business                           4        1.(e)

Closing Price                               4        1.(f)

Common Share                                5        1.(g)

Communications Adjustment Shares           20        11.(a)(ii)

Communications Exercise Price               5        1.(h)

Communications Right Certificates          11        3.(c)

Communications Rights                       1        Recital

Communications Share                        1        Recital

Communications Unavailable
Adjustment Shares                          21        11.(a)(iii)

Company                                     1        Introduction

Current Market Price                        5        1.(k)

                                     (iv)

                      TABLE OF DEFINED TERMS
                      ----------------------
                           (continued)
Term Defined                              Page       Section
- ------------                              ----       -------
Distribution Date                           6        1.(l)

Effective Time                              1        Recital

Exchange Act                                6        1.(n)

Exercise Price                              6        1.(o)

Existing Common Stock                       1        Recital

Existing Right                              1        Recital

Expiration Date                             6        1.(q)

Fair Offer                                  6        1.(r)

Fairness Opinion                           40        24.(a)

Independent Director                        6        1.(s)

Media Adjustment Shares                    21        11.(a)(ii)

Media Exercise Price                        7        1.(t)

Media Right Certificates                   11        3.(c)

Media Rights                                1        Recital

Media Share                                 2        Recital

Media Unavailable Adjustment Shares        21        11.(a)(iii)

Merger                                      1        Recital

Merger Agreement                            1        Recital

NASDAQ                                      4        1.(f)

Original Agreement                          1        Recital

Person                                      7        1.(y)

Preferred Share                             7        1.(z)

Preferred Share Equivalents                22        11.(b)

Proposal Date                              40        24.(a)
                                      (v)

                      TABLE OF DEFINED TERMS
                      ----------------------
                           (continued)
Term Defined                              Page       Section
- ------------                              ----       -------
Prospective Offeror                         3        1.(d)

Record Date                                 1        Recital

Redemption Date                             7        1.(aa)

Redemption Price                            7        1.(ab)

Resolution                                 40        24.(a)

Right Certificates                         11        3.(c)

Rights                                      7        1.(ac)

Rights Agent                                1        Introduction

Rights Agreement                           12        3.(d)

Section 11(a)(ii) Event                     7        1.(ad)

Section 13(a) Event                         7        1.(ae)

Securities Act                              8        1.(af)

Series A Preferred Share                    8        1.(ag)

Series B Preferred Share                    8        1.(ah)

Special Meeting                            40        24.(a)

Subsidiary                                  8        1.(ai)

Surviving Person                           28        13.(a)

Trading Day                                 8        1.(aj)

U S WEST Colorado                           1        Recital

Voting Share                                8        1.(ak)

                                     (vi)

                              AMENDED AND RESTATED
                                RIGHTS AGREEMENT

               This Amended and Restated Rights Agreement ("Agreement") is made and entered into as of the __ day of _____, 1995 by and between U S WEST, Inc., a Delaware corporation (the "Company"), and State Street Bank and Trust Company (the "Rights Agent"), and shall become effective as of the Effective Time (as defined herein).

               WHEREAS, on April 7, 1989, the Board of Directors of U S WEST, Inc., a Colorado corporation ("U S WEST Colorado"), adopted a shareholder rights plan governed by the terms of a rights agreement (as amended as of _______, the "Original Agreement") and distributed one right (an "Existing Right") for each share of Common Stock, without par value, of U S WEST Colorado ("Existing Common Stock") outstanding at the close of business on April 19, 1989 (the "Record Date"), and authorized the issuance of one Existing Right for each share of Existing Common Stock issued between the Record Date and the date hereof;

               WHEREAS, on May __, 1995, the Board of Directors of U S WEST Colorado adopted an agreement and plan of merger (the "Merger Agreement") between U S WEST Colorado and the Company pursuant to which, subject to the approval of the Merger Agreement by the shareholders of U S WEST Colorado, U S WEST Colorado will be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation;

               WHEREAS, on ______, 1995, the Board of Directors of the Company authorized the assumption, effective as of the effective time of the Merger under the Merger Agreement (the "Effective Time"), by the Company of the obligations of U S WEST Colorado under the Original Agreement, as amended herein to provide for the creation of U S WEST Communications Group Rights ("Communications Rights") and U S WEST Media Group Rights ("Media Rights");

               WHEREAS, at the Effective Time, pursuant to the Merger Agreement, each outstanding share of Existing Common Stock, together with the Existing Right relating thereto, will be converted into (i) one share of U S WEST Communications Group Common Stock, par value $0.01 per share, of the Company (a "Communications Share"), together with one Communications Right and (ii) one share of U S WEST Media Group Common Stock, par value $0.01 per share, of the Company (a "Media Share"), together with one Media Right;

               WHEREAS, each Communications Right will initially represent the right to purchase one one-hundredth of a share of Series A Junior Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company, having the rights, powers and preferences set forth in Exhibit A-1 hereto, and each Media Right will initially represent the right to purchase one one-hundredth of a share of Series B Junior Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company, having the rights, powers and preferences set forth in Exhibit A-2 hereto, upon the terms and subject to the conditions hereinafter set forth.

               NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements set forth herein, the parties hereto hereby agree as follows:

               Section 1. CERTAIN DEFINITIONS. For purposes of this Agreement, the following terms have the meanings indicated:

               (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof.

               (b) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "Beneficially Own":

                (i) any securities that such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Rule 13d-3 promulgated under the Exchange Act, in each case as in effect on the date hereof;

               (ii) any securities that such Person or any of such Person's Affiliates or Associates has the right to acquire (whether such right is exercisable immediately, or only after the passage of time, compliance with regulatory requirements, the fulfillment of a condition, or otherwise) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise, provided that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender offer or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

              (iii) any securities that such Person or any such Person's Affiliates or Associates has the right to vote, alone or in concert with others, pursuant to any agreement, arrangement or understanding, provided that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (A) arises solely from a revocable proxy given to such Person or any of such Person's Affiliates or Associates in response to a public proxy solicitation made pursuant to and in accordance with the applicable rules and regulations of the Exchange Act, and (B) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

               (iv) any securities that are Beneficially Owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (other than voting pursuant to a revocable proxy as described in the proviso to
      Section 1(b)(iii) hereof) or disposing of any securities of the Company; and

                (v) on any day on or after the Distribution Date, all Rights that prior to such date were represented by certificates for Common Shares that such Person Beneficially Owns on such day.

               (c) "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the States of New York or Colorado are authorized or obligated by law or executive order to close.

               (d) "Cash Tender Offer Proposal" shall mean a written proposal delivered to the Company by any Person (a "Prospective Offeror"), which proposal:

                (i) is for a tender offer for any and all of the outstanding Voting Shares held by any Person other than such Prospective Offeror or its Affiliates or Associates for cash at the same price;

               (ii) states that such Prospective Offeror has obtained firm written financing commitments from recognized institutional financing sources, or has on hand cash or cash equivalents, for the full amount of all financing necessary to consummate the acquisition of Voting Shares described in such Cash Tender Offer Proposal, and is accompanied by reasonable evidence of the foregoing; and

              (iii) contains the written agreement of the Prospective Offeror to pay (or share with any other Prospective Offeror) the Company's costs of any Special Meeting (as such term is defined in Section 24(a) hereof), other than the Company's costs of preparing and mailing proxy material for its own solicitation.

               (e) "Close of Business" on any given date shall mean 5:00 p.m., Englewood, Colorado time, on such date; PROVIDED, HOWEVER, that if such date is not a Business Day, it shall mean 5:00 p.m., Englewood, Colorado time, on the next succeeding Business Day.

               (f) "Closing Price" of a stock or other security on any day shall be the last sale price, regular way, per share of such stock or unit of such other security on such day or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if such stock or other security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such stock or other security is listed or admitted to trading or, if such stock or other security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use or, if on any such date such stock or other security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker that makes a market in such stock or other security and that is selected by the Board of Directors of the Company.

               (g) "Common Share" shall mean one Communications Share and/or one Media Share, as the context requires, unless used with reference to a Person other than the Company, in which case it shall mean one share of the class of common stock of such Person having the greatest voting power per share or, if such Person is a Subsidiary of another Person, one Common Share of the Person that ultimately controls such Person.

               (h) "Communications Exercise Price" shall have the meaning ascribed to it in Section 7(c) hereof.

               (i) "Communications Right" shall have the meaning set forth in the third recital of this Agreement.

               (j) "Communications Share" shall have the meaning set forth in the fourth recital of this Agreement.

               (k) "Current Market Price" per share of a stock or unit of any other security on any date shall mean the average of the daily Closing Prices of such stock or other security for the 30 consecutive Trading Days through and including the Trading Day immediately preceding the date in question; PROVIDED, HOWEVER, that if any event shall have caused the Closing Price on any Trading Day during such 30-day period not to be fully comparable with the Closing Price on the date in question (or, if no Closing Price is available on the date in question, on the Trading Day immediately preceding the date in question), then each such noncomparable Closing Price so used shall be appropriately adjusted by the Board of Directors in order to make the Closing Price on each Trading Day during the period used for the determination of the Current Market Price fully comparable with the Closing Price on such date in question (or, if applicable, the immediately preceding Trading Day); and PROVIDED, FURTHER, HOWEVER, that if such stock or other security is not publicly held or so listed or traded, "Current Market Price" per share of such stock or unit of such other security shall mean the fair value per share of such stock or unit of such other security as determined in good faith by the Board of Directors of the Company based upon such appraisals or valuation reports of such independent experts as the Board of Directors shall in good faith determine appropriate, which determination shall be described in a statement filed by the Company with the Rights Agent.

               (l) "Distribution Date" shall have the meaning ascribed to it in Section 3 hereof.

               (m) "Effective Time" shall have the meaning set forth in the third recital of this Agreement.

               (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               (o) "Exercise Price" shall have the meaning ascribed to it in Section 7(c) hereof.

               (p) "Existing Common Stock" shall have the meaning set forth in the third recital of this Agreement.

               (q)   "Expiration Date" shall mean April 6, 1999.

               (r)   "Fair Offer" shall have the meaning ascribed to it in
Section 24(b) hereof.

               (s) "Independent Director" shall mean any director of the Company who (i) became a director of the Company prior to the 20% Ownership Date or (ii) became a director of the Company on or after the 20% Ownership Date, was recommended to become a director of the Company by a majority of the Independent Directors then in office and is not (A) a 20% Stockholder or an Affiliate or Associate of a 20% Stockholder, (B) an officer, director or employee of such 20% Stockholder, Affiliate or Associate, or (C) a relative or nominee of any of the foregoing. For purposes of this subsection (n), a director shall be deemed to be a "nominee" of a Person referred to in clause
(ii) above if such director was elected to the Board of Directors of the Company by a vote of stockholders in which such director failed to receive the affirmative majority of the votes cast by Persons other than such Person and such Person's Affiliates and Associates. Whenever this Agreement requires or allows action to be taken by a majority of the Independent Directors, with or without the concurrence of a specified minimum number of Independent Directors, if necessary for such action to be valid under applicable law, such action may be taken by the Board of Directors or a duly authorized committee thereof, provided that the number of Independent Directors who are members of the Board of Directors or of such committee and who vote in favor of such action constitutes a majority of the Independent Directors then in office and equals or exceeds any such specified minimum number of Independent Directors.

               (t) "Media Exercise Price" shall have the meaning ascribed to it in Section 7(c) hereof.

               (u) "Media Right" shall have the meaning set forth in the third recital of this Agreement.

               (v) "Media Share" shall have the meaning set forth in the fourth recital of this Agreement.

               (w) "Merger" shall have the meaning set forth in the second recital of this Agreement.

               (x)   "Merger Agreement" shall
have the meaning set forth in the second recital of this Agreement.

               (y) "Person" shall mean any individual, firm, partnership, corporation, association, group (as such term is used in Rule 13d-5 promulgated under the Exchange Act as in effect or the date hereof) or other entity, and shall include any successor (by merger or otherwise) of such entity.

               (z) "Preferred Share" shall mean one Series A Preferred Share and/or one Series B Preferred Share, as the context requires.

               (aa) "Redemption Date" shall mean the date of the action of the Board of Directors of the Company directing the Company to redeem the Rights pursuant to Section 23(a) hereof, or such time and date thereafter as the Board of Directors may specify for redemption of the Rights.

               (ab) "Redemption Price" shall have the meaning ascribed to it in Section 23(a) hereof.

               (ac) "Rights" shall mean Communications Right and/or Media Rights, as the context requires.

               (ad) "Section 11(a)(ii) Event" shall have the meaning ascribed to it in Section 11(a)(ii) hereof.

               (ae) "Section 13(a) Event" shall have the meaning ascribed to it in Section 13(a) hereof.

               (af) "Securities Act" shall mean the Securities Act of 1933, as amended.

               (ag) "Series A Preferred Share" shall mean a share of the Series A Junior Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company, which shall have the rights, powers and preferences set forth in Exhibit A-1 hereto.

               (ah) "Series B Preferred Share" shall mean a share of the Series B Junior Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company, which shall have the rights, powers and preferences set forth in Exhibit A-2 hereto.

               (ai) "Subsidiary" of any Person shall mean any corporation or other Person of which equity securities or equity interests representing a majority of the voting power are owned, directly or indirectly, or which is effectively controlled, by such Person.

               (aj) "Trading Day" shall mean, as to any stock or other security, a day on which the principal national securities exchange on which such stock or other security is listed or admitted to trading is open for the transaction of business or, if such stock or other security is not listed or admitted to trading on any national securities exchange, a Business Day.

               (ak) "Voting Share" shall mean (i) a Common Share of the Company and (ii) any other share of capital stock of the Company entitled to vote generally in the election of directors or entitled to vote together with the Common Shares in respect of any merger, consolidation, sale of all or substantially all of the Company's assets, liquidation, dissolution or winding up. References in this Agreement to a percentage or portion of the outstanding Voting Shares shall be deemed a reference to the percentage or portion of the total votes entitled to be cast by the holders of the outstanding Voting Shares.

               (al) "20% Ownership Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or a 20% Stockholder containing the facts by virtue of which a Person has become a 20% Stockholder.

               (am) "20% Stockholder" shall mean any Person that, together with all Affiliates and Associates of such Person, hereafter acquires Beneficial Ownership of, in the aggregate, a number of Voting Shares of the Company equal to 1% or more of the Voting Shares then outstanding and thereupon or thereafter Beneficially Owns 20% or more of the Voting Shares of the Company then outstanding; PROVIDED, HOWEVER, that the term "20% Stockholder" shall not include: (i) the Company, any wholly-owned Subsidiary of the Company, any employee benefit plan of the Company or of a Subsidiary of the Company, or any Person holding Voting Shares for or pursuant to the terms of any such employee benefit plan; or (ii) any Person if such Person would not otherwise be a 20% Stockholder but for a reduction in the number of outstanding Voting Shares resulting from a stock repurchase program or other similar plan of the Company or from a self-tender offer of the Company, which plan or tender offer commenced on or after the date hereof; PROVIDED, HOWEVER, that the term "20% Stockholder" shall include such Person from and after the first date upon which (A) such Person, since the date of the commencement of such plan or tender offer, shall have acquired Beneficial Ownership of, in the aggregate, a number of Voting Shares of the Company equal to 1% or more of the Voting Shares of the Company then outstanding and
(B) such Person, together with all Affiliates and Associates of such Person, shall Beneficially Own 20% or more of the Voting Shares of the Company then outstanding. In calculating the percentage of the outstanding Voting Shares that are Beneficially Owned by a Person for purposes of this subsection (am), Voting Shares that are Beneficially Owned by such Person(bb) shall be deemed outstanding, and Voting Shares that are not Beneficially Owned by such Person and that are subject to issuance upon the exercise or conversion of outstanding conversion rights, rights (other than Rights), warrants or options shall not be deemed outstanding. Any determination made by the Board of Directors of the Company as to whether any Person is or is not a 20% Stockholder shall be conclusive and binding upon all holders of Rights.

               (an) "30% Stockholder" shall mean any Person that, together with all Affiliates and Associates of such Person, hereafter acquires Beneficial Ownership of, in the aggregate, a number of Voting Shares of the Company equal to 1% or more of the Voting Shares then outstanding and thereupon or thereafter Beneficially Owns 30% or more of the Voting Shares of the Company then outstanding; PROVIDED, HOWEVER, that the term "30% Stockholder" shall not include:

(i) the Company, any wholly-owned Subsidiary of the Company, any employee benefit plan of the Company or of a Subsidiary of the Company, or any Person holding Voting Shares for or pursuant to the terms of any such employee benefit plan; or (ii) any Person if such Person would not otherwise be a 30% Stockholder but for a reduction in the number of outstanding Voting Shares resulting from a stock repurchase program or other similar plan of the Company or from a self-tender offer of the Company, which plan or tender offer commenced on or after the date hereof; PROVIDED, HOWEVER, that the term "30% Stockholder" shall include such Person from and after the first date upon which (A) such Person, since the date of the commencement of such plan or tender offer, shall have acquired Beneficial Ownership of, in the aggregate, a number of Voting Shares of the Company equal to 1% or more of the Voting Shares of the Company then outstanding and (B) such Person, together with all Affiliates and Associates of such Person, shall Beneficially Own 30% or more of the Voting Shares of the Company then outstanding. In calculating the percentage of the outstanding Voting Shares that are Beneficially Owned by a Person for purposes of this subsection (an), Voting Shares that are Beneficially Owned by such Person shall be deemed outstanding, and Voting Shares that are not Beneficially Owned by such Person and that are subject to issuance upon the exercise or conversion of outstanding conversion rights, rights (other than Rights), warrants or options shall not be deemed outstanding. Any determination made by the Board of Directors of the Company as to whether any Person is or is not a 30% Stockholder shall be conclusive and binding upon all holders of Rights.

               Section 2. APPOINTMENT OF RIGHTS AGENT. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

               Section 3.  ISSUANCE OF RIGHT CERTIFICATES.

               (a) "Distribution Date" shall mean the date, after the date hereof, that is the earlier of (i) the tenth Business Day following the date of the commencement of, or the first public announcement of the intent of any Person (other than the Company, any wholly-owned Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person holding Common

Shares for or pursuant to the terms of any such employee benefit plan) to commence a tender offer (other than a Fair Offer) or exchange offer, the consummation of which would cause any Person to become a 30% Stockholder, or
(ii) the date of the first Section 11(a)(ii) Event.

               (b) Until the Distribution Date, (i) the Communications Rights and Media Rights shall be represented by certificates for Communications Shares and Media Shares, respectively (all of which certificates for Communications Shares and Media Shares shall also be deemed to be certificates for Communications Rights and Media Rights, respectively), and not by separate certificates, (ii) the record holder of the Common Shares represented by each of such certificates shall be the record holder of the Rights represented thereby, and (iii) the Rights shall be transferable only in connection with the transfer of Common Shares. Until the earliest of the Distribution Date, the Redemption Date or the Expiration Date, the surrender for transfer of such certificates for Common Shares shall also constitute the surrender for transfer of the Rights represented thereby.

               (c) As soon as practicable after the Distribution Date, and after notification by the Company, the Rights Agent shall send by first-class, postage-prepaid mail to each record holder of (i) Communications Shares, as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a certificate substantially in the form of Exhibit B-1 hereto (the "Communications Right Certificates") representing one Communications Right for each Communications Share so held and (ii) Media Shares, as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a certificate substantially in the form of Exhibit B-2 hereto (the "Media Right Certificates" and, together with the Communications Right Certificates, the "Right Certificates") representing one Media Right for each Media Share so held. Notwithstanding the foregoing, the Rights Agent shall not send any Right Certificate to any 20% Stockholder or any of its Affiliates or Associates or to any Person if the Rights held by such Person are Beneficially Owned by a 20% Stockholder or any of its Affiliates or Associates. From and after the Distribution Date, the Rights shall be represented solely by such Right Certificates and may only be transferred by the transfer of such Right Certificates, and the holders of such Right

Certificates, as listed in the records of the Company or any transfer agent or registrar for such Rights, shall be the record holders of such Rights.
Any determination made by a majority of the Board of Directors of the Company as to whether any Common Shares are or were Beneficially Owned at any time by a 20% Stockholder or an Affiliate or Associate of a 20% Stockholder shall be conclusive and binding upon all holders of Rights.

               (d) Rights shall be issued in respect of all Common Shares which are issued (whether originally issued or from the Company's treasury) after the Effective Time but prior to the earliest of the Distribution Date, the Redemption Date or the Expiration Date. Certificates representing such Common Shares shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

               This certificate also represents Rights that entitle the holder hereof to certain rights as set forth in an Amended and Restated Rights Agreement dated as of _______, 1995 by and between the Corporation and State Street Bank and Trust Company, as Rights Agent (the "Rights Agreement"), the terms and conditions of which are hereby incorporated herein byreference and a copy of which is on file atthe principal executive offices of the Corporation.Under certain circumstances specified in the Rights Agreement, such Rights will be represented by separate certificates and will no longer be represented by this certificate.Under certain circumstances specified in the Rights Agreement, Rights beneficially owned by certain persons may become null and void. The Corporation will mail to the recordholder of this certificate a copy of the Rights Agreement without charge promptly following receipt of a written request therefor.

               Certificates for all other Common Shares shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

               This certificate does not represent any Right issued pursuant to the terms of a

               Rights Agreement dated as of _____, 1995 by and between the Corporation and State Street Bank and Trust Company, as Rights Agent.

               Section 4. FORM OF RIGHT CERTIFICATES. The Communications Right Certificates and Media Right Certificates and the form of assignment, including certificate, and the form of election to purchase, including certificate, printed on the reverse thereof, when, as and if issued, shall be substantially the same as Exhibit B-1 and Exhibit B-2 hereto, respectively, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange upon which the Rights or the securities of the Company issuable upon exercise of the Rights may from time to time be listed, or to conform to usage. Subject to Section 22 hereof, Right Certificates, whenever issued, that are issued in respect of Common Shares that were issued and outstanding as of the Close of Business on the Distribution Date, shall be dated as of the Distribution Date.

               Section 5.  COUNTERSIGNATURE AND REGISTRATION.

               (a) The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and may have affixed thereto the Company's seal or a facsimile thereof attested by its Secretary or any Assistant Secretary, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned; PROVIDED, HOWEVER, that the Company will use its best efforts to obtain approvals of stock exchanges and any other approvals required for use of a facsimile signature of the Rights Agent in lieu of a manual signature and if such approvals are obtained the Right Certificates shall be valid if countersigned by facsimile signature. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates may nevertheless be countersigned by the Rights

Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any person who at the actual date of such execution shall be a proper officer of the Company to sign such Right Certificate, even though such person was not such an officer at the date of the execution of this Agreement.

               (b) Following the Distribution Date, the Rights Agent shall keep or cause to be kept at its principal offices books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of Right Certificates, the number of Rights represented on its face by each Right Certificate and the date of each Right Certificate.

               Section 6. TRANSFER SPLIT UP COMBINATION AND EXCHANGE OF RIGHT CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHT CERTIFICATES.

               (a) Subject to the provisions of Sections 6(c), 7(d) and 14 hereof, at any time after the Close of Business on the Distribution Date, and so long as the Rights represented thereby remain outstanding, any one or more Right Certificates may be transferred, split up, combined or exchanged for one or more Right Certificates representing the same aggregate number of Rights as the Right Certificates surrendered. Any registered holder desiring to transfer, split up, combine or exchange one or more Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent with the form of assignment, including certificate, on the reverse side thereof completed and duly executed, with signature guaranteed. Thereupon, the Rights Agent shall countersign and deliver to the person entitled thereto one or more Right Certificates, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

               (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of such Right Certificate if mutilated, the Company shall issue and deliver to the Rights Agent for delivery to the record holder of such Right Certificate a new Right Certificate of like tenor in lieu of such lost, stolen, destroyed or mutilated Right Certificate.

               (c) Notwithstanding anything to the contrary in this Section 6, the Rights Agent shall not countersign and deliver a Right Certificate to any Person if such Right Certificate represents, or would represent when held by such Person, Rights that had become or would become null and void pursuant to Section 7(d) hereof.

               Section 7.  EXERCISE OF RIGHTS.

               (a)   Until the Distribution Date, no Right may be exercised.

               (b) Subject to Section 7(d) and 7(g) hereof and the other provisions of this Agreement, at any time after the Close of Business on the Distribution Date and prior to the Close of Business on the earlier of the Redemption Date or the Expiration Date, the registered holder of any Right Certificate may exercise the Rights represented thereby in whole or in part upon surrender of such Right Certificate, with the form of election to purchase, including certificate, on the reverse side thereof completed and duly executed, with signature guaranteed, to the Rights Agent at the office of the Rights Agent in Boston, Massachusetts, together with payment of the Exercise Price for each Right exercised. Upon the exercise of an exercisable Communications Right and payment of the Communications Exercise Price in accordance with the provisions of this Agreement, the holder of such Communications Right shall be entitled to receive, subject to adjustment as provided herein, one one-hundredth of a Series A Preferred Share. Upon the exercise of an exercisable Media Right and payment of the Media Exercise Price in accordance with the provisions of this Agreement, the holder of such Media Right shall be entitled to receive, subject to adjustment as provided herein, one one-hundredth of a Series B Preferred Share.

               (c) The exercise price for the exercise of each Communications Right (the "Communications Exercise Price") shall initially be $_________ and shall be payable in lawful money of the United States of America in accordance with Section 7(f) hereof. The exercise price for the exercise of each Media Right (the "Media Exercise Price") shall initially be $_________ and shall be payable in lawful money of the United States of America in accordance with Section 7(f) hereof. As used herein, "Exercise Price" shall mean the Communications Exercise Price and/or the Media Exercise Price, as the context requires. The Exercise Price and the number of Preferred Shares (or, following the occurrence of a Section 11(a)(ii) Event or a Section 13(a) Event, Common Shares and/or other securities) to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and the other provisions of this Agreement.

               (d) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event or a Section 13(a) Event, any Rights that are or were Beneficially Owned by a 20% Stockholder or any Affiliate or Associate of a 20% Stockholder at any time on or after the Distribution Date shall be null and void, and any holder of such Rights (whether or not such holder is a 20% Stockholder or an Affiliate or Associate of a 20% Stockholder) shall thereafter have no right to exercise such Rights.

               (e) In case the registered holder of any Right Certificate shall exercise less than all of the Rights represented thereby, a new Right Certificate representing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such holder's duly authorized assigns, subject to the provisions of Section 14 hereof.

               (f) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase, including certificate, completed and duly executed, with signature guaranteed, accompanied by payment of the Exercise Price for each Right to be exercised and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof in cash, or by certified check or cashier's check payable to the order of the Company, the Rights Agent shall thereupon promptly (i) requisition from the transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent), certificates for the number of Preferred Shares to be purchased, and the Company hereby irrevocably authorizes such transfer agent to comply with all such requests, and/or, as provided in Section 14 hereof, requisition from the depositary agent described therein depositary receipts representing such number of one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with such depositary agent) and the Company hereby directs such depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional Preferred Shares in accordance with Section 14 hereof, (iii) after receipt of such certificates, depositary receipts or cash, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and (iv) when appropriate, after receipt thereof, deliver such cash to or upon the order of the registered holder of such Right Certificate.

               (g) Notwithstanding the foregoing provisions of this Section 7, the exercisability of the Rights shall be suspended for such period as shall reasonably be necessary for the Company to register under the Securities Act and any applicable securities law of any jurisdiction the Preferred Shares to be issued pursuant to the exercise of the Rights; PROVIDED, HOWEVER, that nothing contained in this Section 7 shall relieve the Company of its obligations under Section 9(c) hereof.

               Section 8. CANCELLATION AND DESTRUCTION OF RIGHT CERTIFICATES. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

               Section 9.  RESERVATION AND AVAILABILITY OF CAPITAL STOCK.

               (a) The Company shall cause to be reserved and kept available out of its authorized and unissued equity securities (or out of its authorized and issued equity securities held in its treasury), the number of such equity securities that will from time to time be sufficient to permit the exercise in full of all outstanding Rights.

               (b) In the event that any securities issuable upon exercise of the Rights are listed on any national securities exchange, the Company shall use its best efforts, from and after such time as the Rights become exercisable, to cause all such securities issued or reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

               (c) If necessary to permit the issuance of securities upon exercise of the Rights, the Company shall use its best efforts, from and after the Distribution Date, to register such securities under the Securities Act and any applicable securities laws and to keep such registration effective until the earlier of the Redemption Date or the Expiration Date.

               (d) The Company shall take all such action as may be necessary to ensure that all securities delivered upon exercise of the Rights shall, at the time of delivery of the certificates for such securities (subject to payment of the Exercise Price), be duly and validly authorized and issued and fully paid and nonassessable securities.

               (e) The Company shall pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates or of any securities upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax that may be payable in respect of any transfer or delivery of a Right Certificate to a Person other than, or the issuance or delivery of a certificate for securities in respect of a name other than that of, the registered holder of the Right Certificate representing Rights surrendered for exercise, or to issue or deliver any certificate for securities upon the exercise of any Right until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

               (f) With respect to the Common Shares and/or other securities issuable pursuant to Sections 11(a)(ii) and 11(a)(iii) hereof, the foregoing covenants shall be applicable only upon and following the occurrence of a Section 11(a)(ii) Event.

               Section 10. SECURITIES RECORD DATE. Each person in whose name any certificate for securities of the Company is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the securities represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate representing such Rights was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made; PROVIDED, HOWEVER, that if the date of such surrender and payment is a date upon which the securities transfer books of the Company are closed, such person shall be deemed to have become the record holder of such securities on, and such certificate shall be dated, the next succeeding Business Day on which the securities transfer books of the Company are open.

               Section 11. ADJUSTMENT OF EXERCISE PRICE, NUMBER OF SHARES ISSUABLE UPON EXERCISE OF RIGHTS OR NUMBER OF RIGHTS. The Exercise Price, the number and kind of securities that may be purchased upon exercise of a Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

               (a)(i) In the event that the Company shall at any time after the Effective Time and prior to the Close of Business on the earlier of the Redemption Date or the Expiration Date (A) declare or pay any dividend on the Preferred Shares payable in Preferred Shares or Voting Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares, or (D) issue Preferred Shares or Voting Shares in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then and in each such event, the number and kind of Preferred Shares or other securities issuable upon the exercise of a Right on such date shall be proportionately adjusted so that the holder of any Right exercised on or after such date shall be entitled to receive, upon the exercise thereof and payment of the Exercise Price, the aggregate number and kind of Preferred Shares or other securities or other property, as the case may be, that, if such Right had been exercised immediately prior to such date and at a time when such Right was exercisable and the transfer books of the Company were open, such holder would have owned upon such exercise and would have been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

               (ii) In the event (a "Section 11(a)(ii) Event") that a 20% Ownership Date shall have occurred and neither the Redemption Date nor the Expiration Date shall have occurred prior to the Close of Business on the tenth Business Day following such 20% Ownership Date, then, and upon each such event, proper provision shall be made so that except as provided in Section 7(d) hereof, (x) each holder of a Communications Right shall thereafter have the right to receive, upon the exercise thereof in accordance with the terms of this Agreement and payment of the then current Communications Exercise Price, such number of Communications Shares as shall equal the result obtained by multiplying the then current Communications Exercise Price by the then number of one-hundredths of a Series A Preferred Share for which a Communications Right was exercisable (or, if the Distribution Date shall not have occurred prior to the date of such Section 11(a)(ii) Event, the number of one-hundredths of a Series A Preferred Share for which a Communications Right would have been exercisable if the Distribution Date had occurred on the Business Day immediately preceding the date of such Section 11(a)(ii) Event) immediately prior to such Section 11(a)(ii) Event, and dividing that product by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) of a Communications Share on the date of occurrence of the relevant Section 11(a)(ii) Event (such number of Communications Shares being hereinafter referred to as the "Communications Adjustment Shares") and (y) each holder of a Media
      Right shall thereafter have the right to receive, upon the exercise thereof in accordance with the terms of this Agreement and payment of the then current Media Exercise Price, such number of Media Shares as shall equal the result obtained by multiplying the then current Media Exercise Price by the then number of one-hundredths of a Series B Preferred Share for which a Media Right was exercisable (or, if the Distribution Date shall not have occurred prior to the date of such
      Section 11(a)(ii) Event, the number of one-hundredths of a Series B Preferred Share for which a Media Right would have been exercisable if the Distribution Date had occurred on the Business Day immediately preceding the date of such Section 11(a)(ii) Event) immediately prior to such Section 11(a)(ii) Event, and dividing that product by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) of a Media Share on the date of occurrence of the relevant Section 11(a)(ii) Event (such number of Media Shares being hereinafter referred to as the "Media Adjustment Shares"). Successive adjustments shall be made pursuant to this paragraph each time a Section 11(a)(ii) Event occurs.

              (iii) In the event that on the date of a Section 11(a)(ii) Event the aggregate number of Communications Shares or Media Shares that are authorized by the Company's Restated Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Communications Rights or Media Rights is less than the aggregate number of Communications Adjustment Shares or Media Adjustment Shares thereafter issuable upon the exercise in full of the Communications Rights or Media Rights, as the case may be, in accordance with Section 11(a)(ii) hereof (the excess of such number of Communications Adjustment Shares over and above such number of Communications Shares being hereinafter referred to as the "Communications Unavailable Adjustment Shares" and the excess of such number of Media Adjustment Shares over and above such number of Media Shares being hereinafter referred to as the "Media Unavailable Adjustment Shares"), the Company shall substitute for the pro rata portion of the Communications Unavailable Adjustment

      Shares or Media Unavailable Adjustment Shares that would otherwise be issuable thereafter upon the exercise of each Communications Right or Media Right, as the case may be, and payment of the Communications Exercise Price or the Media Exercise Price, as applicable, (A) cash, (B) other equity securities of the Company (including, without limitation, shares of preferred stock of the Company or units of such shares having the same value as one Communications Share or one Media Share, as applicable, (C) debt securities of the Company, (D) other assets, or
      (E) any combination of the foregoing, in each case having an aggregate value equal to the aggregate value of the Communications Unavailable Adjustment Shares or the Media Unavailable Adjustment Shares, as applicable, for which substitution is made. Subject to Section 7(d) hereof, in the event that the Company takes any action pursuant to this
      Section 11(a)(iii), such action shall apply uniformly to all outstanding Rights.

               (b) In the event that the Company shall, at any time after the Effective Time and prior to the Close of Business on the earlier of the Redemption Date or the Expiration Date, fix a record date prior to the earlier of the Redemption Date or the Expiration Date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them initially to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as Preferred Shares ("Preferred Share Equivalents")) or securities convertible into Preferred Shares or Preferred Share Equivalents, at a price per Preferred Share or Preferred Share Equivalent (or having a conversion price per share, if a security convertible into Preferred Shares or Preferred Share Equivalents) less than the Current Market Price per Preferred Share on such record date, then the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be equal to the sum of the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares that the aggregate offering price of the total number of Preferred Shares and/or Preferred Share Equivalents to be so offered (and/or the aggregate initial conversion price of the convertible securities to be so offered) would purchase at such Current Market Price, and the denominator of which shall be equal to the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or

Preferred Share Equivalents to be offered for subscription or purchase (or into which the convertible securities to be so offered are initially convertible); PROVIDED, HOWEVER, that if such rights, options or warrants are not exercisable immediately upon issuance but become exercisable only upon the occurrence of a specified event or the passage of a specified period of time, then the adjustment to the Exercise Price shall be made and become effective only upon the occurrence of such event or such passage of time, and such adjustment shall be made as if the record date for the issuance of such rights, options or warrants had been the business day immediately preceding the date upon which such rights, options or warrants became exercisable. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment to the Exercise Price shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price that would then be in effect if such record date had not been fixed.

               (c) In the event that the Company shall, at any time after the Effective Time and prior to the Close of Business on the earlier of the Redemption Date or the Expiration Date, fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of securities or assets (other than a distribution of securities for which an adjustment is required under Section 11(a)(i) or (b) hereof or a regular quarterly cash dividend), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be equal to the excess of the Current Market Price per Preferred Share on such record date over and above the fair market value of the portion of the securities or assets to be so distributed with respect to one Preferred Share, and the denominator of which shall be equal to such Current Market Price per Preferred Share. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such a distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price that would then be in effect if such record date had not been fixed.

               (d) For the purpose of any computation under this Section 11, (i) if the Series A Preferred Shares are not publicly held or so listed and traded, the "Current Market Price" per Series A Preferred Share shall be conclusively deemed to be an amount equal to the product of ____ (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Communications Stock occurring after the Effective Time) times the Current Market Price of the Communications Stock and (ii) if the Series B Preferred Shares are not publicly held or so listed and traded, the "Current Market Price" per Series B Preferred Share shall be conclusively deemed to be an amount equal to the product of ____ (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Communications Stock occurring after the Effective Time) times the Current Market Price of the Media Stock. If none of the Communications Shares, Media Shares or the Preferred Shares are publicly held or so listed and traded, the "Current Market Price" per Preferred Share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed by the Company with the Rights Agent and shall be conclusive for all purposes.

               (e) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; PROVIDED, HOWEVER, that any adjustments that by reason of this Section 11(e) are not required to be made shall be cumulated and taken into account in any subsequent adjustment. All calculations under this
Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a Share or other share or one-millionth of a Preferred Share, as the case may be.

               (f)   If, as a result of an adjustment made pursuant to
Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any securities of the Company other than Preferred Shares, the number of such other securities so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Preferred Shares contained in this Section 11, and the other provisions of this Agreement with respect to Preferred

Shares shall apply on like terms to any such other securities.

               (g) All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall represent the right to purchase, at the adjusted Exercise Price, the number of one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

               (h) Unless the Company shall have exercised its election as provided in Section 11(i) below, upon each adjustment of the Exercise Price as a result of the calculations made in Sections 11(b) and 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter represent the right to purchase, at the adjusted Exercise Price, that number of one-hundredths of a Preferred Share (calculated to the nearest one-millionth of a Preferred Share) obtained by multiplying (i) the number of one-hundredths of a Preferred Share purchasable upon the exercise of one Right immediately prior to such adjustment of the Exercise Price by (ii) the Exercise Price in effect immediately prior to such adjustment, and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

               (i) The Company may elect, on or after the date of any adjustment of the Exercise Price, to adjust the number of Rights instead of making any adjustment in the number of Preferred Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to the adjustment of the Exercise Price by the Exercise Price in effect immediately after such adjustment of the Exercise Price. The Company shall make a public announcement of its election to adjust the number of Rights pursuant to this Section 11(i), indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if separate Right Certificates have been issued, it shall be at least 10 days after the date of such public announcement. If separate Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates representing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment or, at the option of the Company, cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of such adjustment, and upon surrender thereof if required by the Company, new Right Certificates representing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

               (j) Irrespective of any adjustment or change in the Exercise Price or the number of one-hundredths of a Preferred Share issuable upon the exercise of one Right, the Right Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-hundredth of a Preferred Share and the number of Preferred Shares issuable upon the exercise of one Right that were expressed in the initial Right Certificates issued hereunder.

               (k) Before taking any action that would cause an adjustment reducing the Exercise Price below one one-hundredth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the advice or opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable one one-hundredths of a Preferred Share at such adjusted Exercise Price.

               (l) In any case in which this Section 11 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, the issuance to the holder of any Right exercised after such record date of the number of one-hundredths of a Preferred Share and other capital stock or securities of the

Company, if any, issuable upon such exercise over and above the number of one-hundredths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; PROVIDED, HOWEVER, that the Company shall deliver to such holder a due bill or other appropriate instrument representing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

               (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such further adjustments in the number of one-hundredths of a Preferred Share that may be purchased upon exercise of one Right, and such further adjustments in the Exercise Price, in addition to those adjustments expressly required by this
Section 11, as and to the extent that it, in its sole discretion, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the Current Market Price thereof, (iii) issuance wholly for cash of Preferred Shares or securities that by their terms are convertible into or exchangeable for Preferred Shares, (iv) dividends on Preferred Shares payable in Preferred Shares, or (v) issuance of rights, options or warrants referred to in Section 11(b) hereof, hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.

               Section 12. CERTIFICATE OF ADJUSTED EXERCISE PRICE OR NUMBER OF SHARES ISSUABLE UPON EXERCISE OF RIGHTS. Whenever an adjustment is made as provided in Section 11 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts giving rise to such adjustment, (b) file with the Rights Agent and with each transfer agent for the securities issuable upon exercise of the Rights a copy of such certificate, and (c) mail a brief summary thereof to each holder of Rights in accordance with Section 26 hereof. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or to give such notice shall not affect the validity or the force and effect of such adjustment. Any adjustment to be made pursuant to Sections 11 or 13 hereof shall be effective as of the date of the event giving rise to such adjustment.

               Section 13. CONSOLIDATION, MERGER, OR SALE OR TRANSFER OF ASSETS OR EARNING POWER.

               (a) In the event (a "Section 13(a) Event") that, at any time on or after the 20% Ownership Date and prior to the earlier of the Redemption Date or the Expiration Date, (x) the Company shall, directly or indirectly, consolidate with or merge with and into any other Person (other than any employee benefit plan of the Company, or any Person holding Common Shares for or pursuant to the terms of any such employee benefit plan) and the Company shall not be the continuing or surviving corporation in such consolidation or merger, (y) any Person (other than any employee benefit plan of the Company, or any Person holding Common Shares for or pursuant to the terms of any such employee benefit plan) shall, directly or indirectly, consolidate with or merge with and into the Company and the Company shall be the continuing or surviving corporation in such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any Person or cash or any other property, or (z) the Company and/or any one or more of its Subsidiaries shall, directly or indirectly, sell or otherwise transfer, in one or more transactions (other than transactions in the ordinary course of business), assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons other than the Company or one or more of its wholly-owned Subsidiaries (such Persons, together with the Persons described in clauses (x) and (y) above shall be collectively referred to in this Section 13 as the "Surviving Person"), then, and in each such case, proper provision shall be made so that:

                (i) except as provided in Section 7(d) hereof, (x) each holder of a Communications Right shall thereafter have the right to receive, upon the exercise thereof in accordance with the terms of this Agreement and payment of the then current Communications Exercise Price, such number of validly authorized and issued, fully paid and nonassessable Common Shares of the Surviving Person as shall be equal to a fraction, the numerator of which is the product of the then current Communications Exercise Price multiplied by the number of one-hundredths of a Series A Preferred Share purchasable upon the exercise of one Communications Right immediately prior to the first
      Section 13(a) Event (or, if a Section 11(a)(ii) Event has occurred prior to the first Section 13(a) Event, the product of the number of one-hundredths of a Series A Preferred Share purchasable upon the exercise of a Communications

      Right (or, if the Distribution Date shall not have occurred prior to the date of such Section 11(a)(ii) Event, the number of one-hundredths of a Series A Preferred Share that would have been so purchasable if the Distribution Date had occurred on the Business Day immediately preceding the date of such Section 11(a)(ii) Event) immediately prior to such Section 11(a)(ii) Event, multiplied by the Communications Exercise Price in effect immediately prior to such Section 11(a)(ii) Event), and the denominator of which is 50% of the Current Market Price per Common Share of the Surviving Person on the date of consummation of such Section 13(a) Event and (y) each holder of a Media Right shall thereafter have the right to receive, upon the exercise thereof in accordance with the terms of this Agreement and payment of the then current Media Exercise Price, such number of validly authorized and issued, fully paid and nonassessable Common Shares of the Surviving Person as shall be equal to a fraction, the numerator of which is the product of the then current Media Exercise Price multiplied by the number of one-hundredths of a Series B Preferred Share purchasable upon the exercise of one Media Right immediately prior to the first Section 13(a) Event (or, if a Section 11(a)(ii) Event has occurred prior to the first Section 13(a) Event, the product of the number of one-hundredths of a Series B Preferred Share purchasable upon the exercise of a Media Right (or, if the Distribution Date shall not have occurred prior to the date of such Section 11(a)(ii) Event, the number of one-hundredths of a Series B Preferred Share that would have been so purchasable if the Distribution Date had occurred on the Business Day immediately preceding the date of such Section 11(a)(ii) Event) immediately prior to such Section 11(a)(ii) Event, multiplied by the Media Exercise Price in effect immediately prior to such Section 11(a)(ii) Event), and the denominator of which is 50% of the Current Market Price per Common
      Share of the Surviving Person on the date of consummation of such
      Section 13(a) Event;

               (ii) the Surviving Person shall thereafter be liable for and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement;

              (iii) the term "Company" shall thereafter be deemed to refer to the Surviving Person; and

               (iv) the Surviving Person shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to ensure that the provisions hereof shall thereafter be applicable to its Common Shares thereafter deliverable upon the exercise of Rights.

               (b) Notwithstanding the foregoing, if the Section 13(a) Event is the sale or transfer in one or more transactions of assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole), but less than 100% thereof, then each Person acquiring all or a portion thereof shall assume the obligations of the Company as to a fraction of each of the Rights equal to the fraction of the assets of the Company and its Subsidiaries (taken as a whole) acquired by such Person, and the obligations of the Company as to the remaining fraction of each of the Rights shall continue to be the obligations of the Company.

               (c) The Company shall not consummate a Section 13(a) Event unless prior thereto the Company and the Surviving Person shall have executed and delivered to the Rights Agent a supplemental agreement confirming that such Surviving Person shall, upon consummation of such Section 13(a) Event, assume this Agreement in accordance with Section 13 hereof, that all rights of first refusal or preemptive rights in respect of the issuance of Common Shares of such Surviving Person upon exercise of outstanding Rights have been waived and that such Section 13(a) Event shall not result in a default by such Surviving Person under this Agreement, and further providing that, as soon as practicable after the date of consummation of such Section 13(a) Event, such Surviving Person shall:

                (i) prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing, use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and similarly comply with all applicable state securities laws;

               (ii) use its best efforts to list (or continue the listing of) the Rights and the Common Shares of the Surviving Person purchasable upon exercise of the Rights on a national securities exchange, or use its best efforts to cause the Rights and such Common Shares to meet the eligibility requirements for quotation on NASDAQ; and

              (iii) deliver to holders of the Rights historical financial statements for such Surviving Person that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

               (d)   In the event that at any time after the occurrence of a
Section 11(a)(ii) Event some or all of the Rights shall not have been exercised pursuant to Section 11 hereof prior to the date of a Section 13(a) Event, such Rights shall thereafter be exercisable only in the manner described in Section 13(a) hereof (without taking into account any prior adjustment required by Section 11(a)). In the event that a Section 11(a)(ii) Event occurs on or after the date of a Section 13(a) Event, Rights shall not be exercisable pursuant to Section 11 hereof but shall instead be exercisable pursuant to, and only pursuant to, this Section 13.

               (e) The provisions of this Section 13 shall apply to each successive merger, consolidation, sale or other transfer constituting a
Section 13(a) Event.

               Section 14.  FRACTIONAL RIGHTS AND FRACTIONAL SHARES.

               (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates that represent fractional Rights. If the Company shall determine not to issue such fractional Rights, the Company shall pay to the registered holders of the Right Certificates with respect to which such fractional Rights would otherwise be issuable, at the time such Rights are exercised as provided herein, an amount in cash equal to the same fraction of the Current Market Value of a whole Right. For the purposes of this Section 14(a), the Current Market Value of a whole

Right shall be the Closing Price per Right for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

               (b) The Company shall not be required to issue fractions of Common Shares or Preferred Shares (other than fractions that are integral multiples of one one-hundredth of a Preferred Share) upon exercise of Rights, or to distribute certificates that represent fractional Common Shares or Preferred Shares (other than fractions that are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be represented by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of Preferred Shares. If the Company shall determine not to issue fractional Common Shares or Preferred Shares (or depositary receipts in lieu of Preferred Shares), the Company shall pay to the registered holders of Right Certificates with respect to which such fractional Common Shares or Preferred Shares would otherwise be issuable, at the time such Rights are exercised as provided herein, an amount in cash equal to the same fraction of the Current Market Value of a whole Common Share or Preferred Share, as the case may be. For purposes of this
Section 14(b), the Current Market Value of a whole Common Share or Preferred Share shall be the Closing Price per share for the Trading Day immediately prior to the date of such exercise.

               (c) The holder of a Right, by the acceptance of such Right, expressly waives such holder's right to receive any fractional Rights or any fractional Common Shares or Preferred Shares upon exercise of such Right, except as permitted by this Section 14.

               Section 15. RIGHTS OF ACTION. All rights of action in respect of this Agreement, except the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates and certificates for Common Shares representing Rights, and any registered holder of any Right Certificate and of such certificate for Common Shares, without the consent of the Rights Agent or of the holder of any other Right Certificate or any other certificate for Common Shares may, on such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights represented by such Right Certificate or by such certificate for Common Shares in the manner provided in such Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance, and injunctive relief against actual or threatened violations, of the obligations of any Person under this Agreement.

               Section 16. AGREEMENT OF RIGHT HOLDERS. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and every other holder of a Right that:

               (a) prior to the Distribution Date, the Rights shall be represented by certificates for Common Shares registered in the name of the holders of such Common Shares (which certificates for Common Shares shall also constitute certificates for Rights), and each such Right shall be transferable only in connection with the transfer of such Common Shares;

               (b) after the Distribution Date, the Right Certificates shall only be transferable on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

               (c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate is registered as the absolute owner thereof and of the Rights represented thereby (notwithstanding any notations of ownership or writing on the Right Certificate by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

               Section 17. RIGHT HOLDER AND RIGHT CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER. No holder, as such, of any Right or Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the securities of the Company that may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right or Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, in each case until such Right or the Rights represented by such Right Certificate shall have been exercised in accordance with the provisions hereof.

               Section 18.  CONCERNING THE RIGHTS AGENT.

               (a) The Company agrees to pay to the Rights Agent as compensation for all services rendered by it hereunder reasonable and customary fees and expenses. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability.

               (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of its counsel as set forth in Section 20 hereof.

               Section 19. MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT.

               (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. If, at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in such Right Certificates, and in this Agreement.

               (b) If at any time the name of the Rights Agent shall be changed, and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in such Right Certificates and in this Agreement.

               Section 20. DUTIES OF RIGHTS AGENT. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance of the Rights, shall be bound:

               (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such advice or opinion.

               (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

               (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or willful misconduct.

               (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement, or in the Right Certificates (except its countersignature thereof), or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

               (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 7(d) or any adjustment in the terms of the Rights including the manner, method or amount thereof) provided for in Sections 7, 11, 13 and 23 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights represented by Right Certificates after actual notice that such change or adjustment is required)); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or Common Shares or other securities to be issued pursuant to this Agreement or any Right Certificate, or as to whether any Preferred Shares or Common Shares or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

               (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

               (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

               (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

               (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

               Section 21. CHANGE OF RIGHTS AGENT. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of Common Shares and Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of Common Shares and Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting as such, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit such holder's Right Certificate for inspection by the Company), then the Company shall become the Rights Agent and the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of New York or Colorado (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York or Colorado), in good standing, having a principal office in New York or Colorado, that is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and that has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose of this Agreement and so that the successor Rights Agent may appropriately act as Rights Agent hereunder. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of Common Shares and Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates.

Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

               Section 22. ISSUANCE OF NEW RIGHT CERTIFICATES. Notwithstanding any of the provisions of this Agreement or of the Right Certificates to the contrary, the Company may, at its option, issue new Right Certificates in such form as may be approved by the Board of Directors in order to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable upon exercise of the Rights in accordance with the provisions of this Agreement.

               Section 23.  REDEMPTION OF RIGHTS.

               (a) Until the earliest of (i) the date of the first Section 11(a)(ii) Event, (ii) the date of the first Section 13(a) Event or (iii) the Expiration Date, the Board of Directors of the Company may, at its option, direct the Company to redeem all, but not less than all, of the then outstanding Rights at a redemption price of $.005 per Right, as such redemption price shall be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the "Redemption Price"), and the Company shall so redeem the Rights.

               (b) Immediately upon the action of the Board of Directors of the Company directing the Company to redeem the Rights pursuant to subsection
(a) of this Section 23, or at such time and date thereafter as the Board of Directors may specify for redemption of the Rights, and without any further action and without any notice, the right to exercise Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within 10 Business Days after the action of the Board of Directors of the Company directing the Company to redeem the Rights pursuant to subsection (a) of this Section 23, the Company shall give notice of such redemption to the holders of Rights by mailing such notice to all holders of Rights at their last addresses as they appear upon the registry books of the Rights Agent or, if prior to the Distribution Date, on the registry books of each transfer agent for Common Shares. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives such notice, but neither the failure to give any such notice nor any defect therein shall affect the legality or validity of such redemption. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may, directly or indirectly, redeem, acquire or purchase for value any Rights in any manner other than that specifically set forth in this Section 23 or Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

               Section 24.  CERTAIN CASH TENDER OFFERS.

               (a) In the event that the Company shall receive a Cash Tender Offer Proposal from any Prospective Offeror on any date upon which the Rights may be redeemed by the Company pursuant to Section 23(a) hereof, a majority of the Independent Directors shall, within 15 Business Days thereafter, at their option, either (i) engage a nationally recognized investment banking firm to render an opinion as to whether the price per Voting Share in cash to be paid to the holders of Voting Shares pursuant to such Cash Tender Offer Proposal is fair and adequate from a financial point of view (the "Fairness Opinion"), which Fairness Opinion shall be delivered to the Board of Directors within 20 Business Days after such engagement, or
(ii) call a special meeting of stockholders (the "Special Meeting") for the purpose of voting on a precatory resolution requesting the Board of Directors to accept such Cash Tender Offer Proposal as such Cash Tender Offer Proposal may be amended or revised by such Prospective Offeror from time to time to increase the price per Voting Share in cash to be paid to the holders of Voting Shares (the "Resolution"). The Special Meeting, if any, shall be held on a date selected by a majority of the Independent Directors, which date shall be not less than 60 nor more than 120 days after the later of the date such Cash Tender Offer Proposal is received by the Company (the "Proposal Date") or the date of any previously scheduled meeting of stockholders to be held within 60 days after the Proposal Date; provided, however, that if (x) such other meeting shall have been called for the purpose of voting on a precatory resolution with respect to another Cash Tender Offer Proposal and
(y) the Proposal Date shall be not later than 15 days after the date such other Cash Tender Offer Proposal was received by the Company, then both the Resolution and such other resolution shall be voted on at such meeting and such meeting shall be deemed to be the Special Meeting. A majority of the Independent Directors shall set a date for determining the stockholders of record entitled to notice of and to vote at the Special Meeting, if any, in accordance with the Company's Restated Certificate of Incorporation and By-laws and with applicable law. At the request of the Prospective Offeror, the Company shall include in any proxy soliciting material prepared by it in connection with the Special Meeting, if any, proxy soliciting material submitted by the Prospective Offeror; PROVIDED, HOWEVER, that the Prospective Offeror shall by written agreement with the Company, in form and substance satisfactory to the Company, contained in or delivered with such request have indemnified the Company against any and all liabilities resulting from any misstatements, misleading statements and omissions contained in the Prospective Offeror's proxy soliciting material, shall have agreed to pay the Company's incremental costs incurred as a result of including such material in the Company's proxy soliciting material and shall have advanced to the Company an amount equal to the Company's estimate from time to time of such incremental costs.

               (b) In the event that (x) the Fairness Opinion states that the price per Voting Share to be paid in cash to the holders of Voting Shares pursuant to the Cash Tender Offer Proposal is fair and adequate or (y) at the Special Meeting the Resolution receives the affirmative vote of the majority of the Voting Shares outstanding as of the record date of the Special Meeting and not Beneficially Owned on such day by the Prospective Offeror or any of its Affiliates or Associates, then, subject to Section 24(c) hereof, proper provision shall be made in order that upon the consummation of any tender offer (provided that such tender offer is consummated prior to the 60th day following the date of such event, or prior to such later day upon which a suspension of operation pursuant to Section 24(c) hereof shall terminate) pursuant to which the Prospective Offeror offers to purchase and purchases any and all of the Voting Shares held by Persons other than the Prospective Offeror and its Affiliates and Associates at a price per Voting Share in cash equal to or greater than the price per Voting Share provided in the Cash Tender Offer Proposal (a "Fair Offer"), (i) the Voting Shares acquired by the Prospective Offeror and its Affiliates and Associates pursuant to such tender offer shall not be taken into account in determining whether such Persons have or have not become 20% Stockholders and (ii) neither the commencement of, nor the first public announcement of the intent of the Prospective Offeror to commence, such tender offer shall be taken into account in determining whether the Distribution Date has or has not occurred. The redemption of Rights pursuant to this Section 24 shall not in any way affect the exercisability of such Rights prior to the effective time of such redemption.

               (c) Notwithstanding Section 24(b) hereof, in the event that a majority of the Independent Directors determine that such action is in the best interests of the stockholders of the Company other than the Prospective Offeror, they may, at any time prior to the consummation of the tender offer referred to in the first sentence of Section 24(b) hereof, suspend the operation of clauses (i) and (ii) in such sentence for a period of time not to exceed 180 days, such suspension to be effective upon the date of the first public announcement thereof.

               (d) Nothing contained in this Section 24 shall be deemed to be in derogation of the obligation of the Board of Directors of the Company to exercise its fiduciary duty. Without limiting the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to reject any Cash Tender Offer Proposal, to recommend that holders of Voting Shares reject any Cash Tender Offer Proposal, or to take any other action (including, without limitation, the commencement, prosecution, defense or settlement of any litigation or the submission of additional or alternative Cash Tender Offer Proposals or other proposals to the Special Meeting) with respect to any Cash Tender Offer Proposal or any tender offer that the Board of Directors believes is necessary or appropriate in the exercise of such fiduciary duty.

               (e) Nothing contained in this Section 24 shall be construed as limiting or prohibiting the Company or any Prospective Offeror from proposing or engaging in any acquisition, disposition or other transfer of any securities of the Company, any merger or consolidation involving the Company, any sale or other transfer of assets of the Company, any liquidation, dissolution or winding up of the Company, any other business combination or other transaction, or any other action; PROVIDED, HOWEVER, that the holders of Rights shall have the rights set forth in this Agreement with respect to any such acquisition, disposition, transfer, merger, consolidation, sale, liquidation, dissolution, winding up, business combination, transaction or other action.

               Section 25.  NOTICE OF CERTAIN EVENTS.

               (a) In the event that the Company shall propose (i) to declare or pay any dividend payable on or make any distribution with respect to its Common Shares or Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Common Shares or Preferred Shares options, rights or warrants to subscribe for or to purchase any additional shares thereof or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Common Shares or Preferred Shares (other than a reclassification involving only the subdivision of outstanding shares), (iv) to effect any consolidation or merger with or into, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then and in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action that shall specify the record date for the purpose of such dividend or distribution, or the date upon which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of record of the Common Shares or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining holders of the Common Shares or Preferred Shares for purposes of such action and, in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares or Preferred Shares, whichever date shall be the earlier. The failure to give the notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

               (b) Upon the occurrence of each Section 11(a)(ii) Event and each Section 13(a) Event, the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, specifying the event and the consequences of the event to holders of Rights under Sections 11 and 13 hereof.

               Section 26. NOTICES. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                     U S WEST, Inc.
                     7800 East Orchard Road
                     Englewood, CO  80111
                     Attention:  General Counsel and Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) to the principal office of the Rights Agent as follows:

                     State Street Bank and Trust
                        Company

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

          Section 27.  SUPPLEMENTS AND AMENDMENTS.

          (a) Until the earliest of (i) the date of the first Section 11(a)(ii) Event, (ii) the date of the first Section 13(a) Event, (iii) the Redemption Date or (iv) the Expiration Date, the Board of Directors of the Company may, without the approval of any holders of Rights, direct the Company and the Rights Agent to supplement or amend any provision of this Agreement in any manner, whether or not such supplement or amendment is adverse to any holders of Rights, and the Company and the Rights Agent shall so supplement or amend such provision. Prior to the earlier of the Redemption Date or the Expiration Date, the Board of Directors of the Company may, without the approval of any holders of Rights, direct the Company and the Rights Agent to supplement or amend any provision of this Agreement in any manner so long as the interests of the holders of Rights shall not be materially and adversely affected thereby, and the Company and the Rights Agent shall so supplement or amend such provision. The Rights Agent may, but shall not be obligated to, enter into any supplement or amendment which materially affects its own rights, duties and immunities under this Agreement.

          (b) After the earlier of the date of the first Section 11(a)(ii) Event or the date of the first Section 13(a) Event and prior to the earlier of the Redemption Date or the Expiration Date, the Company shall not effect any amendment to the Certificate of Designations for the Preferred Shares that would materially and adversely affect the rights, privileges or preferences of the Preferred Shares without the prior approval of the holders of two-thirds or more of the then outstanding Rights.

          Section 28.  CERTAIN COVENANTS.

          Subject to Section 27 and the other provisions of this Agreement:

          (a) no adjustment to the Exercise Price, the number of Preferred Shares or Common Shares or other securities (or fractions of a share of any of them), as the case may be, for which a Right is exercisable or the number of Rights outstanding shall be made or be effective if such adjustment would have the effect of reducing or limiting the benefits that the holders of Rights would have had absent such adjustment, including, without limitation, the benefits under Sections 7, 11 and 13 hereof, unless the terms of this Agreement are amended so as to preserve such benefits; and

          (b) from and after the earlier of the date of the first Section 11(a)(ii) Event or the date of the first Section 13(a) Event and prior to the earlier of the Redemption Date or the Expiration Date, the Company shall not
(i) issue or sell, or permit any Subsidiary to issue or sell, to a 20% Stockholder or a Surviving Person, or any Affiliate or Associate of a 20% Stockholder or a Surviving Person, or any Person holding Voting Shares of the Company that are Beneficially Owned by a 20% Stockholder or a Surviving Person, (A) any rights, options, warrants or convertible securities on terms similar to, or that materially adversely affect the value of, the Rights or (B) Preferred Shares, Common Shares or shares of any other class of capital stock, if such sale is intended to or would materially adversely affect the value of the Rights, or (ii) take any action that is intended to or would materially adversely affect the value of the Rights.

          Section 29. DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS, ETC. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement) and (iii) calculate from time to time the relative voting power of the Communications Shares and the Media Shares, in accordance with the Company's Restated Certificate of Incorporation. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors to any liability to the holders of the Rights.

          Section 30. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          Section 31. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent, the registered holders of the Right Certificates (other than those representing Rights that have become null and void) and the certificates for Common Shares representing Rights (other than those Rights that have become null and void) any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent, such registered holders of Right Certificates and such certificates for Common Shares representing Rights.

          Section 32. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          Section 33. GOVERNING LAW. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and performed entirely within such state.

          Section 34. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

          Section 35. DESCRIPTIVE HEADINGS. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          Section 36. EFFECTIVENESS. This Agreement shall become effective at the Effective Time of the Merger under the Merger Agreement. In the event the Merger does not occur or become effective for any reason, this Agreement shall be deemed null and void.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Attest:                            U S WEST, INC.

By ______________________          By ______________________
   Name:                              Name:
   Title:                             Title:

Attest:                            STATE STREET BANK AND
                                     TRUST COMPANY

By ______________________          By ______________________
    Name:                             Name:
    Title:                            Title:

                                  EXHIBIT A-1

          There is hereby created a series of Preferred Stock having the following voting powers, preferences and rights, and qualifications and restrictions thereon:

          Section 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as Series A Junior Participating Cumulative Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), and the number of shares constituting such series shall be 10,000,000.

          Section 2.  DIVIDENDS AND DISTRIBUTIONS.

          (a) The holders of shares of Series A Preferred Stock, in preference to the holders of shares of Communications Stock and Media Stock and of any other junior stock of the Corporation that may be outstanding, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the tenth day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $25 per share ($100 per annum), or (ii) subject to the provision for adjustment hereinafter set forth, the product of the Communications Number times the aggregate per share amount of all cash dividends, plus the product of the Communications Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Communications Stock, or a subdivision of the outstanding shares of Communications Stock (by reclassification or otherwise), declared on the Communications Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock.

          As used in this Restated Certificate of Incorporation, the Communications Number shall initially be ___. In the event that the Corporation shall at any time declare or pay any dividend on Communications Stock payable in shares of Communications Stock or effect a subdivision or combination or consolidation of the outstanding shares of

Communications Stock (by reclassification or otherwise) into a greater or lesser number of shares of Communications Stock, then and in each such event, the Communications Number shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Communications Stock outstanding immediately after such event, and the denominator of which is the number of shares of Communications Stock that were outstanding immediately prior to such event.

          (b) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) of this Section 2 immediately after it declares a dividend or distribution on the Communications Stock (other than a dividend payable in shares of Communications Stock); PROVIDED, HOWEVER, that in the event no dividend or distribution shall have been declared on the Communications Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $25 per share ($100 per annum) on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which cases such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall cumulate but shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

          Section 3. VOTING RIGHTS. The holders of shares of Series A Preferred Stock shall have the following voting rights:

          (a) Each holder of Series A Preferred Stock shall be entitled to a number of votes equal to the product of (i) the Communications Number then in effect for each share of Series A Preferred Stock held of record on each matter on which holders of Communications Stock are entitled to vote times
(ii) the maximum number of votes which the holders of Communications Stock then have with respect to such matter.

          (b) Except as otherwise provided in this Restated Certificate of Incorporation or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Communications Stock and Media Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (c) In addition, the holders of shares of Series A Preferred Stock shall have the following special voting rights: In the event that at any time dividends on Series A Preferred Stock, whenever accrued and whether or not consecutive, shall not have been paid or declared and a sum sufficient for the payment thereof set aside, in an amount equivalent to six quarterly dividends on all shares of Series A Preferred Stock at the time outstanding, then and in each such event, the holders of shares of Series A Preferred Stock and each other series of preferred stock now or hereafter issued that shall be accorded such class voting right by the Board of Directors and that shall have the right to elect three directors as the result of a prior or subsequent default in payment of dividends on such series (each such other series being hereinafter called "Other Series of Preferred Stock"), voting separately as a class without regard to series, shall be entitled to elect three directors at the next annual meeting of stockholders of the Corporation, in addition to the directors to be elected by the holders of all shares of the Corporation entitled to vote for the election of directors, and the holders of all shares (including the Series A Preferred Stock) otherwise entitled to vote for directors, voting separately as a class, shall be entitled to elect the remaining members of the Board of Directors, provided that the Series A Preferred

Stock and each Other Series of Preferred Stock, voting as a class, shall not have the right to elect more than three directors. Such special voting right of the holders of shares of Series A Preferred Stock may be exercised until all dividends in default on the Series A Preferred Stock shall have been paid in full or declared and funds sufficient therefor set aside, and when so paid or provided for, such special voting right of the holders of shares of Series A Preferred Stock shall cease, but subject always to the same provisions for the vesting of such special voting rights in the event of any such future dividend default or defaults. At any time after such special voting rights shall have so vested in the holders of shares of Series A Preferred Stock, the Secretary of the Corporation may, and upon the written request of the holders of record of 10% or more in number of the shares of Series A Preferred Stock and each Other Series of Preferred Stock then outstanding addressed to the Secretary at the principal executive office of the Corporation shall, call a special meeting of the holders of shares of Preferred Stock so entitled to vote, for the election of the directors to be elected by them as herein provided, to be held within 60 days after such call and at the place and upon the notice provided by law and in the Bylaws for the holding of meetings of stockholders; PROVIDED, HOWEVER, that the Secretary shall not be required to call such special meeting in the case of any such request received less than 90 days before the date fixed for any annual meeting of stockholders, and if in such case such special meeting is not called or held, the holders of shares of Preferred Stock so entitled to vote shall be entitled to exercise the special voting rights provided in this paragraph at such annual meeting. If any such special meeting required to be called as above provided shall not be called by the Secretary within 30 days after receipt of any such request, then the holders of record of 10% or more in number of the shares of Series A Preferred Stock and each Other Series of Preferred Stock then outstanding may designate in writing one of their number to call such meeting, and the person so designated may, at the expense of the Corporation, call such meeting to be held at the place and upon the notice given by such person, and for that purpose shall have access to the stock books of the Corporation. No such special meeting and no adjournment thereof shall be held on a date later than 60 days before the annual meeting of stockholders. If, at any meeting so called or at any annual meeting held while the holders of shares of Series A Preferred Stock have the special voting rights provided for in this paragraph, the holders of not less than 40% of the shares of Series A Preferred Stock and each Other Series of Preferred Stock then outstanding are present in person or by proxy, which percentage shall be sufficient to constitute a quorum for the section of additional directors as herein provided, the then authorized number of directors of the Corporation shall be increased by three, as of the time of such special meeting or the time of the first such annual meeting held while such holders have special voting rights and such quorum is present, and the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock, voting as a class, shall be entitled to elect the additional directors so provided for. If the directors of the Corporation are then divided into classes under provisions of this Restated Certificate of Incorporation or the By-laws of the Corporation, the three additional directors shall be members of those respective classes of directors in which a vacancy is created as a result of such increase in the authorized number of directors. If the foregoing expansion of the size of the Board of Directors shall not be valid under applicable law, then the holders of shares of Series A Preferred Stock and of each Other Series of Preferred Stock, voting as a class, shall be entitled, at the meeting of stockholders at which they would otherwise have voted, to elect directors to fill any then existing vacancies on the Board of Directors, and shall additionally be entitled, at such meeting and each subsequent meeting of stockholders at which directors are elected, to elect all of the directors then being elected until by such class vote three members of the Board of Directors have been so elected. Upon the election at such meeting by the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock, voting as a class, of the directors they are entitled so to elect, the persons so elected, together with such persons as may be directors or as may have been elected as directors by the holders of all shares (including Series A Preferred Stock) otherwise entitled to vote for directors, shall constitute the duly elected directors of the Corporation. The additional directors so elected by holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock, voting as a class, shall serve until the next annual meeting or until their respective successors shall be elected and qualified, or if any such director is a member of a class of directors under provisions dividing the directors into classes, each such director shall serve until the annual meeting at which the term of office of such director's class shall expire or until such director's successor shall be elected and shall qualify, and at each subsequent meeting of stockholders at which the directorship of any director elected by the vote of holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock under the special voting rights set forth in this paragraph is up for election, said special class voting rights shall apply in the reelection of such director or in the election of such director's successor; PROVIDED, HOWEVER, that whenever the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock shall be divested of the special rights to elect three directors as above provided, the terms of office of all persons elected as directors by the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock, voting as a class, or elected to fill any vacancies resulting from the death, resignation, or removal of directors so elected by the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock shall forthwith terminate (and, if applicable, the number of directors shall be reduced accordingly). If, at any time after a special meeting of stockholders or an annual meeting of stockholders at which the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock, voting as a class, have elected directors as provided above, and while the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock shall be entitled so to elect three directors, the number of directors who have been elected by the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock (or who by reason of one or more resignations, deaths or removals have succeeded any directors so elected) shall by reason of resignation, death or removal be less than three but at least one, the vacancy in the directors so elected by the holders of shares of the Series A Preferred Stock and each Other Series of Preferred Stock may be filled by the remaining director elected by such holders, and in the event that such election shall not occur within 30 days after such vacancy arises, or in the event that there shall not be incumbent at least one director so elected by such holders, the Secretary of the Corporation may, and upon the written request of the holders of record of 10% or more in number of the shares of Series A Preferred Stock and each Other Series of Preferred Stock then outstanding addressed to the Secretary at the principal office of the Corporation shall, call a special meeting of the holders of shares of Series A Preferred Stock and each Other Series of Preferred Stock so entitled to vote, for an election to fill such vacancy or vacancies, to be held within 60 days after such call and at the place and upon the notice provided by law and in the

Bylaws for the holding of meetings of stockholders; PROVIDED, HOWEVER, that the Secretary shall not be required to call such special meeting in the case of any such request received less than 90 days before the date fixed for any annual meeting of stockholders, and if in such case such special meeting is not called, the holders of shares of Preferred Stock so entitled to vote shall be entitled to fill such vacancy or vacancies at such annual meeting. If any such special meeting required to be called as above provided shall not be called by the Secretary within 30 days after receipt of any such request, then the holders of record of 10% or more in number of the shares of Series A Preferred Stock and each Other Series of Preferred Stock then outstanding may designate in writing one of their number to call such meeting, and the person so designated may, at the expense of the Corporation, call such meeting to be held at the place and upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation; no such special meeting and no adjournment thereof shall be held on a date later than 60 days before the annual meeting of stockholders.

          (d) Nothing herein shall prevent the directors or stockholders from taking any action to increase the number of authorized shares of Series A Preferred Stock, or increasing the number of authorized shares of Preferred Stock of the same class as the Series A Preferred Stock or the number of authorized shares of Communications Stock or Media Stock, or changing the par value of the Communications Stock, Media Stock or Preferred Stock, or issuing options, warrants or rights to any class of stock of the Corporation as authorized by this Restated Certificate of Incorporation, as it may hereafter be amended.

          (e) Except as set forth herein, holders of shares of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote as set forth in this Restated Certificate of Incorporation or by law) for taking any corporate action.

          Section 4.  CERTAIN RESTRICTIONS.

          (a) Whenever any dividends or other distributions payable on the Series A Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred

Stock outstanding shall have been paid in full, the Corporation shall not and shall cause its subsidiaries not to, directly or indirectly:

           (i) declare or pay dividends on, or make any other distributions with respect to, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

          (ii) declare or pay dividends on, or make any other distributions with respect to, any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on shares of the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

         (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

          (iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph

(a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

          Section 5. REACQUIRED SHARES. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock, without designation as to series, and may be reissued as part of any series of preferred stock created by resolution or resolutions of the Board of Directors (including Series A Preferred Stock), subject to the conditions and restrictions on issuance set forth herein.

          Section 6. LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to:

          (a) the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received the greater of (i) $100 per share ($1.00 per one one-hundredth of a share), plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to the product of (i) the Communications Number then in effect times (ii) the aggregate amount to be distributed per share to holders of shares of Communications Stock; or

          (b) the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

          Section 7. CONSOLIDATION, MERGER, ETC. In the event that the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Communications Stock are exchanged for or changed into other stock or securities, cash and/or any other property, or otherwise changed, then and in each such event, the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to the product of (i) the Communications Number then in effect times (ii) the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Communications Stock is changed or exchanged.

          Section 8. NO REDEMPTION. The shares of Series A Preferred Stock shall not be redeemable. Notwithstanding the foregoing, the Corporation may acquire shares of Series A Preferred Stock in any other manner permitted by law, the Articles of Incorporation of the Corporation or herein.

          Section 9. RANK. Unless otherwise provided in this Restated Certificate of Incorporation or a Certificate of Designations relating to a subsequent series of preferred stock of the Corporation, the Series A Preferred Stock shall rank, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up of the Corporation, pari passu to the Series B Junior Participating Cumulative Preferred Stock, par value $1.00 per share, and the Series C Cumulative Redeemable Preferred Stock, par value $1.00 per share, of the Corporation, junior to all other series of the Corporation's Preferred Stock and senior to the Communications Stock and Media Stock.

          Section 10. AMENDMENT. This Restated Certificate of Incorporation shall not be amended in any manner that would materially and adversely alter or change the powers, preferences or special rights of the Series A Preferred Stock without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single series.

          Section 11. FRACTIONAL SHARES. Series A Preferred Stock may be issued in fractions of a share (in one one-hundredths (1/100) of a share and integral multiples thereof) that shall entitle the holder thereof, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of shares of Series A Preferred Stock.

                                  EXHIBIT A-2
                                  -----------

          There is hereby created a series of Preferred Stock having the following voting powers, preferences and rights, and qualifications and restrictions thereon:

          Section 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as Series B Junior Participating Cumulative Preferred Stock, par value $1.00 per share (the "Series B Preferred Stock"), and the number of shares constituting such series shall be 10,000,000.

          Section 2.  DIVIDENDS AND DISTRIBUTIONS.

          (a) The holders of shares of Series B Preferred Stock, in preference to the holders of shares of the Communications Stock and Media Stock and of any other junior stock of the Corporation that may be outstanding, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the tenth day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $25 per share ($100 per annum), or (ii) subject to the provision for adjustment hereinafter set forth, the product of the Media Number times the aggregate per share amount of all cash dividends, plus the product of the Media Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Media Stock, or a subdivision of the outstanding shares of Media Stock (by reclassification or otherwise), declared on the Media Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock.

          As used in this Restated Certificate of Incorporation, the Media Number shall initially be ___. In the event that the Corporation shall at any time declare or pay any dividend on Media Stock payable in shares of Media Stock or effect a subdivision or combination or consolidation of the outstanding shares of Media Stock (by reclassification or otherwise) into a greater or lesser number of shares of Media Stock, then and in each such event, the Media Number shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Media Stock outstanding immediately after such event, and the denominator of which is the number of shares of Media Stock that were outstanding immediately prior to such event.

          (b) The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in paragraph (a) of this Section 2 immediately after it declares a dividend or distribution on the Media Stock (other than a dividend payable in shares of Media Stock); PROVIDED, HOWEVER, that in the event no dividend or distribution shall have been declared on the Media Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $25 per share ($100 per annum) on the Series B Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series B Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which cases such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall cumulate but shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

          Section 3. VOTING RIGHTS. The holders of shares of Series B Preferred Stock shall have the following voting rights:

          (a) Each holder of Series B Preferred Stock shall be entitled to a number of votes equal to the product of (i) the Media Number then in effect for each share of Series B Preferred Stock held of record on each matter on which holders of Media Stock are entitled to vote times (ii) the maximum number of votes which the holders of Media Stock then have with respect to such matter.

          (b) Except as otherwise provided in this Restated Certificate of Incorporation or by law, the holders of shares of Series B Preferred Stock and the holders of shares of Communications Stock and Media Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (c) In addition, the holders of shares of Series B Preferred Stock shall have the following special voting rights: In the event that at any time dividends on Series B Preferred Stock, whenever accrued and whether or not consecutive, shall not have been paid or declared and a sum sufficient for the payment thereof set aside, in an amount equivalent to six quarterly dividends on all shares of Series B Preferred Stock at the time outstanding, then and in each such event, the holders of shares of Series B Preferred Stock and each other series of preferred stock now or hereafter issued that shall be accorded such class voting right by the Board of Directors and that shall have the right to elect three directors as the result of a prior or subsequent default in payment of dividends on such series (each such other series being hereinafter called "Other Series of Preferred Stock"), voting separately as a class without regard to series, shall be entitled to elect three directors at the next annual meeting of stockholders of the Corporation, in addition to the directors to be elected by the holders of all shares of the Corporation entitled to vote for the election of directors, and the holders of all shares (including the Series B Preferred Stock) otherwise entitled to vote for directors, voting separately as a class, shall be entitled to elect the remaining members of the Board of Directors, provided that the Series B Preferred Stock and each Other Series of Preferred Stock, voting as a class, shall not have the right to elect more than three directors. Such special voting right of the holders of shares of Series B Preferred Stock may be exercised until all dividends in default on the Series B Preferred Stock shall have been paid in full or declared and funds sufficient therefor set aside, and when so paid or provided for, such special voting right of the holders of shares of Series B Preferred Stock shall cease, but subject always to the same provisions for the vesting of such special voting rights in the event of any such future dividend default or defaults. At any time after such special voting rights shall have so vested in the holders of shares of Series B Preferred Stock, the Secretary of the Corporation may, and upon the written request of the holders of record of 10% or more in number of the shares of Series B Preferred Stock and each Other Series of Preferred Stock then outstanding addressed to the Secretary at the principal executive office of the Corporation shall, call a special meeting of the holders of shares of Preferred Stock so entitled to vote, for the election of the directors to be elected by them as herein provided, to be held within 60 days after such call and at the place and upon the notice provided by law and in the Bylaws for the holding of meetings of stockholders; PROVIDED, HOWEVER, that the Secretary shall not be required to call such special meeting in the case of any such request received less than 90 days before the date fixed for any annual meeting of stockholders, and if in such case such special meeting is not called or held, the holders of shares of Preferred Stock so entitled to vote shall be entitled to exercise the special voting rights provided in this paragraph at such annual meeting. If any such special meeting required to be called as above provided shall not be called by the Secretary within 30 days after receipt of any such request, then the holders of record of 10% or more in number of the shares of Series B Preferred Stock and each Other Series of Preferred Stock then outstanding may designate in writing one of their number to call such meeting, and the person so designated may, at the expense of the Corporation, call such meeting to be held at the place and upon the notice given by such person, and for that purpose shall have access to the stock books of the Corporation. No such special meeting and no adjournment thereof shall be held on a date later than 60 days before the annual meeting of stockholders. If, at any meeting so called or at any annual meeting held while the holders of shares of Series B Preferred Stock have the special voting rights provided for in this paragraph, the holders of not less than 40% of the shares of Series B Preferred Stock and each Other Series of Preferred Stock then outstanding are present in person or by proxy, which percentage shall be sufficient to constitute a quorum for the section of additional directors as herein provided, the then authorized number of directors of the Corporation shall be increased by three, as of the time of such special meeting or the time of the first such annual meeting held while such holders have special voting rights and such quorum is present, and the holders of shares of Series B Preferred Stock and each Other Series of Preferred Stock, voting as a class, shall be entitled to elect the additional directors so provided for. If the directors of the Corporation are then divided into classes under provisions of this Restated Certificate of Incorporation or the By-laws of the Corporation, the three additional directors shall be members of those respective classes of directors in which a vacancy is created as a result of such increase in the authorized number of directors. If the foregoing expansion of the size of the Board of Directors shall not be valid under applicable law, then the holders of shares of Series B Preferred Stock and of each Other Series of Preferred Stock, voting as a class, shall be entitled, at the meeting of stockholders at which they would otherwise have voted, to elect directors to fill any then existing vacancies on the Board of Directors, and shall additionally be entitled, at such meeting and each subsequent meeting of stockholders at which directors are elected, to elect all of the directors then being elected until by such class vote three members of the Board of Directors have been so elected. Upon the election at such meeting by the holders of shares of Series B Preferred Stock and each Other Series of Preferred Stock, voting as a class, of the directors they are entitled so to elect, the persons so elected, together with such persons as may be directors or as may have been elected as directors by the holders of all shares (including Series B Preferred Stock) otherwise entitled to vote for directors, shall constitute the duly elected directors of the Corporation. The additional directors so elected by holders of shares of Series B Preferred Stock and each Other Series of Preferred Stock, voting as a class, shall serve until the next annual meeting or until their respective successors shall be elected and qualified, or if any such director is a member of a class of directors under provisions dividing the directors into classes, each such director shall serve until the annual meeting at which the term of office of such director's class shall expire or until such director's successor shall be elected and shall qualify, and at each subsequent meeting of stockholders at which the directorship of any director elected by the vote of holders of shares of Series B Preferred Stock and each Other Series of Preferred Stock under the special voting rights set forth in this paragraph is up for election, said special class voting rights shall apply in the reelection of such director or in the election of such director's successor; PROVIDED, HOWEVER, that whenever the holders of shares of Series B Preferred Stock and each Other Series of Preferred Stock shall be divested of the special rights to elect three directors as above provided, the terms of office of all persons elected as directors by the holders of shares of Series B Preferred Stock and each Other Series of Preferred Stock, voting as a class, or elected to fill any vacancies resulting from the death, resignation, or removal of directors so elected by the holders of shares of Series B Preferred Stock and each Other Series of Preferred Stock shall forthwith terminate (and, if applicable, the number of directors shall be reduced accordingly). If, at any time after a special meeting of stockholders or an annual meeting of stockholders at which the holders of shares of Series B Preferred Stock and each Other Series of Preferred Stock, voting as a class, have elected directors as provided above, and while the holders of shares of Series B Preferred Stock and each Other Series of Preferred Stock shall be entitled so to elect three directors, the number of directors who have been elected by the holders of shares of Series B Preferred Stock and each Other Series of Preferred Stock (or who by reason of one or more resignations, deaths or removals have succeeded any directors so elected) shall by reason of resignation, death or removal be less than three but at least one, the vacancy in the directors so elected by the holders of shares of the Series B Preferred Stock and each Other Series of Preferred Stock may be filled by the remaining director elected by such holders, and in the event that such election shall not occur within 30 days after such vacancy arises, or in the event that there shall not be incumbent at least one director so elected by such holders, the Secretary of the Corporation may, and upon the written request of the holders of record of 10% or more in number of the shares of Series B Preferred Stock and each Other Series of Preferred Stock then outstanding addressed to the Secretary at the principal office of the Corporation shall, call a special meeting of the holders of shares of Series B Preferred Stock and each Other Series of Preferred Stock so entitled to vote, for an election to fill such vacancy or vacancies, to be held within 60 days after such call and at the place and upon the notice provided by law and in the Bylaws for the holding of meetings of stockholders; PROVIDED, HOWEVER, that the Secretary shall not be required to call such special meeting in the case of any such request received less than 90 days before the date fixed for any annual meeting of stockholders, and if in such case such special meeting is not called, the holders of shares of Preferred Stock so entitled to vote shall be entitled to fill such vacancy or vacancies at such annual meeting. If any such special meeting required to be called as above provided shall not be called by the Secretary within 30 days after receipt of any such request, then the holders of record of 10% or more in number of the shares of Series B Preferred Stock and each Other Series of Preferred Stock then outstanding may designate in writing one of their number to call such meeting, and the person so designated may, at the expense of the Corporation, call such meeting to be held at the place and upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation; no such special meeting and no adjournment thereof shall be held on a date later than 60 days before the annual meeting of stockholders.

          (d) Nothing herein shall prevent the directors or stockholders from taking any action to increase the number of authorized shares of Series B Preferred Stock, or increasing the number of authorized shares of Preferred Stock of the same class as the Series B Preferred Stock or the number of authorized shares of Communications Stock or Media Stock, or changing the par value of the Communications Stock, Media Stock or Preferred Stock, or issuing options, warrants or rights to any class of stock of the Corporation as authorized by this Restated Certificate of Incorporation, as it may hereafter be amended.

          (e) Except as set forth herein, holders of shares of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote as set forth in this Restated Certificate of Incorporation or herein or by law) for taking any corporate action.

          Section 4.  CERTAIN RESTRICTIONS.

          (a) Whenever any dividends or other distributions payable on the Series B Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not and shall cause its subsidiaries not to, directly or indirectly:

           (i) declare or pay dividends on, or make any other distributions with respect to, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

          (ii) declare or pay dividends on, or make any other distributions with respect to, any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on shares of the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

         (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or

          (iv) purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of stock ranking on a parity with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

          Section 5. REACQUIRED SHARES. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock, without designation as to series, and may be reissued as part of any series of preferred stock created by resolution or resolutions of the Board of Directors (including Series B Preferred Stock), subject to the conditions and restrictions on issuance set forth herein.

          Section 6. LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to:

          (a) the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received the greater of (i) $100 per share ($1.00 per one one-hundredth of a share), plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to the product of (i) the Media Number then in effect times (ii) the aggregate amount to be distributed per share to holders of shares of Media Stock; or

          (b) the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

          Section 7. CONSOLIDATION, MERGER, ETC. In the event that the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Media Stock are exchanged for or changed into other stock or securities, cash and/or any other property, or otherwise changed, then and in each such event, the shares of Series B Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to the product of (i) the Media Number then in effect times (ii) the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Media Stock is changed or exchanged.

          Section 8. NO REDEMPTION. The shares of Series B Preferred Stock shall not be redeemable. Notwithstanding the foregoing, the Corporation may acquire shares of Series B Preferred Stock in any other manner permitted by law, the Articles of Incorporation of the Corporation or herein.

          Section 9. RANK. Unless otherwise provided in this Restated Certificate of Incorporation or a Certificate of Designations relating to a subsequent series of preferred stock of the Corporation, the Series B Preferred Stock shall rank, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up of the Corporation, pari passu to the Series A Junior Participating Cumulative Preferred Stock, par value $1.00 per share, and the Series C Cumulative Redeemable Preferred Stock, par value $1.00 per share, of the Corporation, junior to all other series of the Corporation's Preferred Stock, and senior to the Communications Stock and Media Stock.

          Section 10. AMENDMENT. This Restated Certificate of Incorporation shall not be amended in any manner that would materially and adversely alter or change the powers, preferences or special rights of the Series B Preferred Stock without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock, voting together as a single series.

          Section 11. FRACTIONAL SHARES. Series B Preferred Stock may be issued in fractions of a share (in one one-hundredths (1/100) of a share and integral multiples thereof) that shall entitle the holder thereof, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of shares of Series B Preferred Stock.

                                   Exhibit B-1
                                   -----------

                                     FORM OF
                         COMMUNICATIONS RIGHT CERTIFICATE

Certificate No. CR-____                         _____ Rights

          NOT EXERCISABLE AFTER APRIL 6, 1999 OR EARLIER IF REDEEMED. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.005 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY CERTAIN PERSONS OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

       U S WEST Communications Group Right Certificate

                       U S WEST, Inc.

          This certifies that _____________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms and conditions of the Amended and Restated Rights Agreement (the "Rights Agreement") dated as of __________, 1995 by and between U S WEST, Inc., a Delaware corporation (the "Company"), and State Street Bank and Trust Company (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 o'clock p.m., Englewood, Colorado time, on the earlier of the Redemption Date (as such term is defined in the Rights Agreement) or April 6, 1999, at the office or agency of the Rights Agent in Boston, Massachusetts, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid and nonassessable share of Series A Junior Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company (a "Preferred Share") or, in certain circumstances, other securities or other property, at a purchase price of $______ per one one-hundredth of a Preferred Share (the "Exercise Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase, including Certificate, on the reverse side hereof completed and duly executed, with signature guaranteed.

     The number of Rights represented by this Right Certificate and the Exercise Price set forth above are the number of Rights and the Exercise Price as of ______, 1995, based upon the Preferred Shares as constituted on such date.

As provided in the Rights Agreement, the Exercise Price and the number of Preferred Shares or other securities or other property that may be purchased upon the exercise of the Rights represented by this Right Certificate are subject to modification and adjustment upon the occurrence of certain events.

          The Rights Agreement contains a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of Right Certificates. This Right Certificate is subject to all the terms and conditions of the Rights Agreement, which terms and conditions are hereby incorporated herein by reference and made a part hereof. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.

          This Right Certificate, with or without other Right Certificates, upon presentation and surrender at the above-mentioned offices of the Rights Agent, with the Form of Assignment, including Certificate, on the reverse side hereof completed and duly executed, with signature guaranteed, may be exchanged for another Right Certificate or Right Certificates of like tenor and date representing Rights entitling the holder thereof to purchase a like aggregate number of Preferred Shares or, in certain circumstances, other securities or other property, as the Rights represented by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive, upon the surrender hereof with the Form of Election to Purchase, including Certificate, on the reverse side hereof completed and duly executed, with signature guaranteed, another Right Certificate or Right Certificates for the number of whole Rights not exercised. Subject to the provisions of the Rights Agreement, the Rights represented by this Right Certificate may be redeemed by the Company, at its option, at a redemption price of $.005 per Right.

          No fractional securities shall be issued upon the exercise of any Right or Rights represented hereby (other than fractions of Preferred Shares that are integral multiples of one one-hundredth of a Preferred Share, that may, at the option of the Company, be represented by depositary receipts), but in lieu thereof, a cash payment shall be made, as provided in the Rights Agreement.

          No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, until the Right or Rights represented by this Right Certificate shall have been exercised as provided in the Rights Agreement.

          This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of ___________.

Attest:                            U S WEST, Inc.

By ______________________          By ______________________
   Name:                              Name:
   Title:                             Title:

Countersigned:

State Street Bank and Trust
   Company

By ______________________          By ______________________
   Name:                              Name:
   Title:                             Title:

                   Form of Reverse Side of Right Certificate

                               FORM OF ASSIGNMENT
                               ------------------

          (To be executed by the registered holder if such holder
               desires to transfer any or all of the Rights
                  represented by this Right Certificate)

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
_______________________________________________________________________________
______________________________________________________________________________,
                   (Name, address and social security or other
                       identifying number of transferee)

________________________________ (___________) of the Rights represented by this Right Certificate, together with all right, title and interest in and to said Rights, and hereby irrevocably constitutes and appoints attorney to transfer said Rights on the books of U S WEST, Inc. with full power of substitution.

Dated: __________________, 19__    _________________________
                                         (Signature)

Signature Guaranteed:

                         CERTIFICATE

                 (to be completed, if true)

          The undersigned hereby certifies that the Rights represented by this Right Certificate are not Beneficially Owned by a 20% Stockholder or an Affiliate or Associate of a 20% Stockholder (as such capitalized terms are defined in the Rights Agreement).

Dated: _________________, 19__     _________________________
                                          (Signature)

Signature Guaranteed:

                                     NOTICE

          The signatures to the foregoing Assignment and the foregoing Certificate, if applicable, must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

          In the event that the foregoing Certificate is not duly executed, with signature guaranteed, the Company may deem the Rights represented by this Right Certificate to be Beneficially Owned by a 20% Stockholder or an Affiliate or Associate of a 20% Stockholder (as such capitalized terms are defined in the Rights Agreement), and not issue any Right Certificate or Right Certificates in exchange for this Right Certificate.

                          FORM OF ELECTION TO PURCHASE
                          ----------------------------

           (To be executed by the registered holder if such holder
                desires to exercise any or all of the Rights
                   represented by this Right Certificate)

To U S WEST, Inc.:

          The undersigned hereby irrevocably elects to exercise
______________________________________ (________) of the Rights represented by this Right Certificate to purchase the following:

(Check one of the following boxes)

 / / the Preferred Shares or other securities or property issuable upon the exercise of said number of Rights pursuant to Section 7(c) of the Rights Agreement.

/ / the shares of U S WEST Communications Group Common Stock, par value $0.01 per share, of the Company, or other securities or property issuable upon the exercise of said number of Rights pursuant to Section 11(a)(ii) of the Rights Agreement.

/ / the securities issuable upon the exercise of said number of Rights pursuant to Section 14(a) of the Rights Agreement.

          The undersigned hereby requests that any such property and a certificate for any such securities be issued in the name of and delivered to:
_______________________________________________________________________________
_______________________________________________________________________________
                (Name, address and social security or other
                      identifying number of issuee)

          The undersigned hereby further requests that if said number of
Rights shall not be all the Rights represented by this Right Certificate, a new Right Certificate for the remaining balance of such Rights be issued in the name of and delivered to:
_______________________________________________________________________________
_______________________________________________________________________________
               (Name, address and social security or other
                       identifying number of issuee)

Dated: _____________, 19__    ________________________________
                              (Signature)

Signature Guaranteed:

                                 Certificate
                                 -----------

                         (to be completed, if true)

          The undersigned hereby certifies that the Rights represented by this Right Certificate are not Beneficially Owned by a 20% Stockholder or an Affiliate or Associate of a 20% Stockholder (as such capitalized terms are defined in the Rights Agreement).

Dated: __________________, 19__    _________________________
                                   (Signature)

Signature Guaranteed:

                                   NOTICE

          The signatures to the foregoing Assignment and the foregoing Certificate, if applicable, must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

          In the event that the foregoing Certificate is not duly executed, with signature guaranteed, the Company may deem the Rights represented by this Right Certificate to be Beneficially Owned by a 20% Stockholder or an Affiliate or Associate of a 20% Stockholder (as such capitalized terms are defined in the Rights Agreement), and not issue any property or certificate for securities upon the exercise of this Right Certificate or issue any new Right Certificate for any remaining balance of unexercised Rights represented by this Right Certificate.

                                 EXHIBIT B-2

                                   FORM OF
                          MEDIA RIGHT CERTIFICATE

Certificate No. MR-____                         _____ Rights



            NOT EXERCISABLE AFTER APRIL 6, 1999 OR EARLIER IF REDEEMED. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.0005 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY CERTAIN PERSONS OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

                   U S WEST Media Group Right Certificate

                              U S WEST, Inc.

          This certifies that _____________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms and conditions of the Amended and Restated Rights Agreement (the "Rights Agreement") dated as of ________, 1995 by and between U S WEST, Inc., a Delaware corporation (the "Company"), and State Street Bank and Trust Company (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 o'clock p.m., Englewood, Colorado time, on the earlier of the Redemption Date (as such term is defined in the Rights Agreement) or April 6, 1999, at the office or agency of the Rights Agent in Boston, Massachusetts, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid and nonassessable share of Series B Junior Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company (a "Preferred Share") or, in certain circumstances, other securities or other property, at a purchase price of $______ per one one-hundredth of a Preferred Share (the "Exercise Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase, including Certificate, on the reverse side hereof completed and duly executed, with signature guaranteed.

     The number of Rights represented by this Right Certificate and the Exercise Price set forth above are the number of Rights and the Exercise Price as of _____, 1995, based upon the Preferred Shares as constituted on such date.

As provided in the Rights Agreement, the Exercise Price and the number of Preferred Shares or other securities or other property that may be purchased upon the exercise of the Rights represented by this Right Certificate are subject to modification and adjustment upon the occurrence of certain events.

          The Rights Agreement contains a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the holders of Right Certificates. This Right Certificate is subject to all the terms and conditions of the Rights Agreement, which terms and conditions are hereby incorporated herein by reference and made a part hereof. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.

          This Right Certificate, with or without other Right Certificates, upon presentation and surrender at the above-mentioned offices of the Rights Agent, with the Form of Assignment, including Certificate, on the reverse side hereof completed and duly executed, with signature guaranteed, may be exchanged for another Right Certificate or Right Certificates of like tenor and date representing Rights entitling the holder thereof to purchase a like aggregate number of Preferred Shares or, in certain circumstances, other securities or other property, as the Rights represented by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive, upon the surrender hereof with the Form of Election to Purchase, including Certificate, on the reverse side hereof completed and duly executed, with signature guaranteed, another Right Certificate or Right Certificates for the number of whole Rights not exercised. Subject to the provisions of the Rights Agreement, the Rights represented by this Right Certificate may be redeemed by the Company, at its option, at a redemption price of $.005 per Right.

          No fractional securities shall be issued upon the exercise of any Right or Rights represented hereby (other than fractions of Preferred Shares that are integral multiples of one one-hundredth of a Preferred Share, that may, at the option of the Company, be represented by depositary receipts), but in lieu thereof, a cash payment shall be made, as provided in the Rights Agreement.

          No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, until the Right or Rights represented by this Right Certificate shall have been exercised as provided in the Rights Agreement.

          This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of ___________.

Attest:                            U S WEST, Inc.

By ______________________          By ______________________
   Name:                              Name:
   Title:                             Title:

Countersigned:

State Street Bank and Trust
   Company

By ______________________          By ______________________
   Name:                              Name:
   Title:                             Title:

                  Form of Reverse Side of Right Certificate

                            FORM OF ASSIGNMENT
                            ------------------

           (To be executed by the registered holder if such holder
                desires to transfer any or all of the Rights
                   represented by this Right Certificate)

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
_______________________________________________________________________________
______________________________________________________________________________,
               (Name, address and social security or other
                    identifying number of transferee)

________________________________ (___________) of the Rights represented by this Right Certificate, together with all right, title and interest in and to said Rights, and hereby irrevocably constitutes and appoints attorney to transfer said Rights on the books of U S WEST, Inc. with full power of substitution.

Dated: __________________, 19__    _________________________
                                         (Signature)

Signature Guaranteed:

                         Certificate
                         -----------

                 (to be completed, if true)

          The undersigned hereby certifies that the Rights represented by this Right Certificate are not Beneficially Owned by a 20% Stockholder or an Affiliate or Associate of a 20% Stockholder (as such capitalized terms are defined in the Rights Agreement).

Dated: _________________, 19__     _________________________
                                          (Signature)

Signature Guaranteed:

                  Form of Reverse Side of Right Certificate
                                  (continued)


                            NOTICE

          The signatures to the foregoing Assignment and the foregoing Certificate, if applicable, must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

          In the event that the foregoing Certificate is not duly executed, with signature guaranteed, the Company may deem the Rights represented by this Right Certificate to be Beneficially Owned by a 20% Stockholder or an Affiliate or Associate of a 20% Stockholder (as such capitalized terms are defined in the Rights Agreement), and not issue any Right Certificate or Right Certificates in exchange for this Right Certificate.

                  Form of Reverse Side of Right Certificate
                                  (continued)


                          FORM OF ELECTION TO PURCHASE
                          ----------------------------
              (To be executed by the registered holder if such holder
                   desires to exercise any or all of the Rights
                      represented by this Right Certificate)

To U S WEST, Inc.:

          The undersigned hereby irrevocably elects to exercise
______________________________________ (________) of the Rights represented by this Right Certificate to purchase the following:

(Check one of the following boxes)

/ / the Preferred Shares or other securities or property issuable upon the exercise of said number of Rights pursuant to Section 7(c) of the Rights Agreement.

/ / the shares of U S WEST Media Group Common Stock, par value $0.01 per share, of the Company, or other securities or property issuable upon the exercise of said number of Rights pursuant to Section 11(a)(ii) of the Rights Agreement.

/ / the securities issuable upon the exercise of said number of Rights pursuant to Section 14(a) of the Rights Agreement.

          The undersigned hereby requests that any such property and a certificate for any such securities be issued in the name of and delivered to:
_______________________________________________________________________________
_______________________________________________________________________________
                 (Name, address and social security or other
                        identifying number of issuee)

          The undersigned hereby further requests that if said number of
Rights shall not be all the Rights represented by this Right Certificate, a new Right Certificate for the remaining balance of such Rights be issued in the name of and delivered to:
_______________________________________________________________________________
_______________________________________________________________________________
                 (Name, address and social security or other
                        identifying number of issuee)

Dated: _____________, 19__    ________________________________
                              (Signature)

Signature Guaranteed:

                  Form of Reverse Side of Right Certificate
                                  (continued)

                                  Certificate
                                  -----------

                         (to be completed, if true)

          The undersigned hereby certifies that the Rights represented by this Right Certificate are not Beneficially Owned by a 20% Stockholder or an Affiliate or Associate of a 20% Stockholder (as such capitalized terms are defined in the Rights Agreement).

Dated: __________________, 19__    _________________________
                                   (Signature)

Signature Guaranteed:

                           NOTICE

          The signatures to the foregoing Assignment and the foregoing Certificate, if applicable, must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

          In the event that the foregoing Certificate is not duly executed, with signature guaranteed, the Company may deem the Rights represented by this Right Certificate to be Beneficially Owned by a 20% Stockholder or an Affiliate or Associate of a 20% Stockholder (as such capitalized terms are defined in the Rights Agreement), and not issue any property or certificate for securities upon the exercise of this Right Certificate or issue any new Right Certificate for any remaining balance of unexercised Rights represented by this Right Certificate.